SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

ANHEUSER-BUSCH COMPANIES, INC.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

March 10, 2008

Dear Stockholder:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. on Wednesday, April 23, 2008, in Orlando, Florida. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the company’s operations and respond to stockholder questions.

     Your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. Stockholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card.

     Thank you for your continued support of Anheuser-Busch. We look forward to seeing you on April 23.

Sincerely,

PATRICK T. STOKES	AUGUST A. BUSCH IV
Chairman of the Board	President and Chief Executive Officer

TABLE OF CONTENTS

Notice of Annual Meeting	1
Questions and Answers About the Annual Meeting and Voting	2
Item 1: Election of Directors	7
Stock Ownership by Directors and Executive Officers	10
Principal Holders of Stock	11
Additional Information Concerning the Board of Directors	11
Director Compensation Table	13
Committees of the Board	15
Item 2: Approval of the 2008 Long-Term Equity Incentive Plan for
Non-Employee Directors	17
Item 3: Approval of Independent Registered Public Accounting Firm	20
Item 4: Stockholder Proposal on Charitable Contributions	21
Item 5: Stockholder Proposal on Special Shareholder Meetings	23
Item 6: Stockholder Proposal on Executive Compensation	25
Report of the Audit Committee	27
Compensation Discussion and Analysis	28
Report of the Compensation Committee	36
Summary Compensation Table	37
Grants of Plan-Based Awards Table	39
Outstanding Equity Awards Table	40
Option Exercises and Stock Vested Table	42
Pension Benefits Table	42
Nonqualified Deferred Compensation Table	45
Potential Payments Upon Termination or Change in Control	47
Equity Compensation Plans Table	54
Certain Business Relationships and Transactions	54
Section 16(a) Beneficial Ownership Reporting Compliance	57
Other Matters	57
Appendix A – Corporate Governance Guidelines	A-1
Appendix B – 2008 Long-Term Equity Incentive Plan for
Non-Employee Directors	B-1

ANHEUSER-BUSCH COMPANIES, INC.
One Busch Place
St. Louis, Missouri 63118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 23, 2008

     The Annual Meeting of the Stockholders of Anheuser-Busch Companies, Inc. (the “Company”) will be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on Wednesday, April 23, 2008, at 10:00 A.M. local time, for the following purposes:

1.	To elect nine directors for a term of one year;

2.	To approve the 2008 Long-Term Equity Incentive Plan for Non-Employee Directors;

3.	To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008; and

4.	To act upon such other matters, including three stockholder proposals (pages 21-26), as may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 29, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

JoBeth G. Brown
Vice President and Secretary

 March 10, 2008

Important

     Please note that a ticket is required for admission to the meeting. If you are a stockholder of record and plan to attend the meeting in person, please bring the admission ticket you received in your proxy mailing with you to the meeting. If, however, your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from that firm confirming your ownership of shares.

ANHEUSER-BUSCH COMPANIES, INC.
PROXY STATEMENT
FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

Questions and Answers About the Annual Meeting and Voting

Q:	Why did I receive this Proxy Statement?

A:	Because you are a stockholder of Anheuser-Busch Companies, Inc. (the “Company” or “Anheuser-Busch”) as of the record date and are entitled to vote at the 2008 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”), the Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. This Proxy Statement and form of proxy were first mailed to stockholders on or about March 10, 2008.

Q:	What am I voting on?

A:	You are voting on six items:
	1.	Election of nine directors for a term of one year:
August A. Busch III
August A. Busch IV
Carlos Fernandez G.
James R. Jones
Joyce M. Roché
Henry Hugh Shelton
Patrick T. Stokes
Andrew C. Taylor
Douglas A. Warner III
	2.	Approval of the 2008 Long-Term Equity Incentive Plan for Non-Employee Directors
	3.	Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008
	4.	Stockholder proposal concerning a report on charitable contributions
	5.	Stockholder proposal on special shareholder meetings
	6.	Stockholder proposal on executive compensation

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends the following votes:
	1.	FOR each of the director nominees
	2.	FOR approval of the 2008 Long-Term Equity Incentive Plan for Non-Employee Directors
	3.	FOR approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008
	4.	AGAINST the stockholder proposal concerning a report on charitable contributions
	5.	AGAINST the stockholder proposal on special shareholder meetings
	6.	AGAINST the stockholder proposal on executive compensation

Q:	Will any other matters be voted on?

A:	We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to August A. Busch IV, Patrick T. Stokes, and JoBeth G. Brown, as the Proxy Committee, to vote on such matters in their discretion.

Q:	Who is entitled to vote?

A:	Stockholders of record as of the close of business on February 29, 2008 (the Record Date) are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you bring with you a legal proxy from the stockholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	How do I vote?

A:	If you are a stockholder of record, there are four ways to vote:
  by toll-free telephone at 1-800-690-6903;
  by Internet at www.proxyvote.com;
  by completing and mailing your proxy card; and
  by written ballot at the Meeting.

If you vote by Internet or telephone, your vote must be received by 11:59 P.M. Eastern Time on April 22nd, the day before the Meeting. Your shares will be voted as you indicate. If you return your proxy card but you do not indicate your voting preferences, the Proxy Committee will vote your shares FOR items 1, 2, and 3, and AGAINST items 4, 5, and 6.

If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your shares should be voted by your broker or nominee as you have directed.

We will distribute written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your broker to vote at the Meeting.

Q:	Is my vote confidential?

A:	Yes. It is the policy of the Company that all proxies, ballots, and vote tabulations that identify the vote of a stockholder will be kept confidential from the Company, its directors, officers, and employees until after the final vote is tabulated and announced, except in limited circumstances including any contested solicitation of proxies, when required to meet a legal requirement, to defend a claim against the Company or to assert a claim by the Company, and when written comments by a stockholder appear on a proxy card or other voting material.

Q:	Who will count the vote?

A:	Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”) will count the vote and serve as the inspectors of election.

Q:	What is the quorum requirement for the meeting?

A:	A majority of the outstanding shares determined on February 29, 2008, represented in person or by proxy at the Meeting, constitutes a quorum for voting on items at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On February 29, 2008, there were 714,312,510 shares outstanding.

Q:	What are broker non-votes?

A:	Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” Broker non-votes will not affect the outcome of any matters being voted on at the Meeting, assuming that a quorum is obtained.

Q:	What vote is required to approve each proposal?

A:	In the election of directors, the nine nominees receiving the highest number of “FOR” votes will be elected. The other proposals require the approving vote of at least a majority of the votes cast.

Q:	Can I access Anheuser-Busch’s proxy materials and annual report electronically?

A:	This proxy statement and the 2007 annual report are available on Anheuser-Busch’s Internet site at www.anheuser-busch.com (under “Investors”). Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving hard copies in the mail.

You can choose this option and save Anheuser-Busch the cost of producing and mailing these documents by:

  Following the instructions provided when you vote over the Internet; or

  Going to www.icsdelivery.com/bud and following the instructions provided.

If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to use to access Anheuser-Busch’s proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions on www.icsdelivery.com/bud. You do not have to elect Internet access each year.

Q:	What does it mean if I get more than one proxy card?

A:	It means your shares are in more than one account. You should vote the shares on all of your proxy cards.

Q:	How can I consolidate multiple accounts registered in variations of the same name?

A:	If you have multiple accounts, we encourage you to consolidate your accounts by having all your shares registered in exactly the same name and address. You may do this by contacting our transfer agent by phone (toll-free) at 1-888-213-0964 or by mail to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252, attention: Shareholder Correspondence.

Q:	I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the annual report, proxy statement, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A:	If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q:	I own my shares directly as a registered owner of Anheuser-Busch stock, and so do other members of my family living in my household. How can I change the number of copies of the annual report and proxy statement being delivered to my household?

A:	Family members living in the same household generally receive only one copy of the annual report, proxy statement, and most other mailings per household. The only item which is separately mailed for each registered stockholder or account is a proxy card. If you wish to start receiving separate copies in your name, apart from others in your household, you must contact BNY Mellon Shareowner Services by phone (toll-free) at 1-888-213-0964 or by mail to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252, attention: Shareholder Correspondence and request that action. Within 30 days after your request is received we will start sending you separate mailings. If for any reason you and members of your household are receiving multiple copies and you want to eliminate the duplications, please contact BNY Mellon Shareowner Services by phone (toll-free) at 1-888-213-0964 or by mail to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252, attention: Shareholder Correspondence and request that action. That request must be made by each person in the household.

Q:	Multiple shareowners live in my household, and together we received only one copy of this year’s annual report and proxy statement. How can I obtain my own separate copy of those documents for the meeting in April?

A:	You may pick up copies in person at the Meeting in April or download them from our website, www.anheuser-busch.com (click on “Investors”). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed and are a stockholder of record, we will mail them promptly if you request them from our transfer agent by phone (toll-free) at 1-888-213-0964 or by mail to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252, attention: Shareholder Correspondence. We cannot guarantee you will receive mailed copies before the meeting.

Q:	Can I change my vote?

A:	Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
  entering a new vote by Internet or telephone;
  returning a later-dated proxy card;
  sending written notice of revocation to the Company’s Vice President and Secretary; or
  completing a written ballot at the Meeting.

Q:	How will my dividend reinvestment shares be voted?

A:	Shares of common stock held by participants in the Company’s dividend reinvestment plan have been added to the participants’ other holdings on their proxy cards.

Q:	Who can attend the Annual Meeting?

A:	All Anheuser-Busch stockholders as of the close of business on February 29, 2008 may attend.

Q:	What do I need to do to attend the Annual Meeting?

A:	If you are a stockholder of record or a participant in one of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans, your admission ticket is attached to your proxy card or voting instruction form. You will need to bring the admission ticket with you to the Meeting.

If you own shares in street name, you will need to ask your broker or bank for an admission ticket in the form of a legal proxy. You will need to bring the legal proxy with you to the Meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the Meeting. We can use that to verify your ownership of our common stock and admit you to the Meeting; however, you will not be able to vote your shares at the Meeting without a legal proxy.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We plan to announce preliminary voting results at the Meeting and publish final results in our quarterly report on SEC Form 10-Q for the first quarter of 2008.

INFORMATION CONCERNING THE ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

     In April 2006, the Company’s stockholders approved the amendment of the Company’s Restated Certificate of Incorporation to provide for the annual election of all directors. As a transition mechanism, the amendment provided that directors already elected to serve three year terms would serve the remainder of their elected terms. Continuing directors who were elected at the 2005 annual meeting to a three year term, as well as those directors elected in 2007 to a one year term, stand for reelection at this meeting to a one year term. All directors will be elected annually starting with the 2009 annual meeting, when the three year term of those directors elected at the 2006 annual meeting expires.

     Mr. John E. Jacob and Mr. Charles F. Knight, whose terms expire with this annual meeting, are retiring from the board and will not stand for reelection. The Company is grateful to Mr. Jacob and Mr. Knight for their many valuable contributions and their participation on the Board will be missed.

     The following information is submitted respecting the nominees for election and the other directors of the Company:

Nominees for election at this meeting to a one year term expiring in 2009

August A. Busch III

Mr. Busch, 70, has been a director since 1963. He has been Chairman of the Executive Committee of the Board of Directors of the Company since 1979. He served as Chairman of the Board of the Company from 1977 until his retirement on November 30, 2006. He also served as President of the Company from 1974 to June 2002 and as Chief Executive Officer from 1975 to June 2002. He is also a director of AT&T Inc. and Emerson Electric Co.

August A. Busch IV

Mr. Busch, 43, has been a director since September 2006. He has been President and Chief Executive Officer of the Company since December 1, 2006. He was Vice President and Group Executive of the Company from 2000 to November 2006. He has been President of Anheuser-Busch, Incorporated since 2002 and has held the additional title of Chairman of the Board of that company since December 2006. He is also a director of FedEx Corporation.

Carlos Fernandez G.

Mr. Fernandez, 41, has been a director since 1996. He is Chairman of the Board of Directors and Chief Executive Officer of Grupo Modelo, S.A.B. de C.V., a Mexican company engaged in brewing and related operations, which positions he has held since 2005 and 1997, respectively. He was Vice Chairman of the Board of Grupo Modelo from 1994 to 2005. He is also a director of Emerson Electric Co. and Grupo Televisa, S.A.B. de C.V.

James R. Jones

Ambassador Jones, 68, has been a director since 1998. He has been Co-Chairman and Chief Executive Officer of Manatt Jones Global Strategies, LLC, a global business consulting firm, since 2001. He has been Senior Counsel in the law firm of Manatt, Phelps & Phillips LLP since 1998. He was President of Warnaco International, an apparel company, from 1997 to 1998. He was the U.S. Ambassador to Mexico from 1993 to 1997. He is also a director of Kansas City Southern.

Joyce M. Roché

Ms. Roché, 60, has been a director since 1998. She has been President and Chief Executive Officer of Girls Incorporated, a national nonprofit research, education, and advocacy organization, since 2000. She was an independent management consultant from 1999 to 2000 and President and Chief Operating Officer of Carson, Inc., a personal care products company, from 1996 to 1998. She is also a director of AT&T Inc., Macy’s Inc., and Tupperware Brands Corporation.

Henry Hugh Shelton

General Shelton, 66, has been a director since 2001. He was President, International Operations of M.I.C. Industries, an international manufacturing company, from 2002 to 2005. He served as Chairman of the Joint Chiefs of Staff from October 1997 to 2001. He is also a director of CACI International, Ceramic Protection Corporation, and Red Hat, Inc.

Patrick T. Stokes

Mr. Stokes, 65, has been a director since 2000. He has been Chairman of the Board of the Company since December 1, 2006. He served as President and Chief Executive Officer of the Company from 2002 until his retirement on November 30, 2006. He was Senior Executive Vice President of the Company from 2000 to 2002. He is also a director of Ameren Corporation and U.S. Bancorp.

Andrew C. Taylor

Mr. Taylor, 60, has been a director since 1995. He is Chairman and Chief Executive Officer of Enterprise Rent-A-Car Company (“Enterprise”), an international car rental and related services company. He has been Chairman of Enterprise since November 2001 and Chief Executive Officer of Enterprise since 1991. He is Chairman and Chief Executive Officer of Vanguard Car Rental and has held that position since August 2007. He has also been Chairman of Centric Group LLC, a holding company for several manufacturing and distribution businesses, since 2007. He is also a director of Commerce Bancshares, Inc.

Douglas A. Warner III

Mr. Warner, 61, has been a director since 1992. He was Chairman of the Board and Co-Chairman of the Executive Committee of J.P. Morgan Chase & Co., an international commercial and investment banking firm, from December 2000 until he retired in November 2001. From 1995 until 2000, he was Chairman of the Board, President and Chief Executive Officer of J.P. Morgan & Co., Incorporated. He is also a director of General Electric Company and Motorola, Inc.

The Board of Directors recommends a vote FOR these nominees.

Incumbent directors whose term continues until 2009

James J. Forese

Mr. Forese, 72, has been a director since 2003. He has been Operating Partner and Chief Operating Officer of Thayer Hidden Creek, a private equity investment firm, since 2003. He was Chairman of the Board of IKON Office Solutions, Inc. (“IKON”) from 2000 until his retirement in 2003. He was President and Chief Executive Officer of IKON from 1998 to 2002. He is also a director of BFI Canada, and non-executive Chairman and a director of Spherion Corporation.

Vernon R. Loucks, Jr.

Mr. Loucks, 73, has been a director since 1988. He has been Chairman of the Board of The Aethena Group, LLC, a health care merchant banking firm, since 2001. He was Chief Executive Officer of Segway L.L.C., a company providing solutions to short distance travel, from January to November 2003. He was Chairman of the Board of Baxter International Inc., a manufacturer of health care products, specialty chemicals, and instruments, from 1980 to 1999 and was Chief Executive Officer of Baxter International from 1980 to 1998. He is also a director of Affymetrix, Inc., Edwards Lifesciences Corporation, Emerson Electric Co., and MedAssets, Inc.

Vilma S. Martinez

Ms. Martinez, 64, has been a director since 1983. She has been a partner in the law firm of Munger, Tolles & Olson LLP since 1982. She is also a director of Burlington Northern Santa Fe Corporation and Fluor Corporation.

William Porter Payne

Mr. Payne, 60, has been a director since 1997. He has been Vice Chairman and a partner of Gleacher Partners LLC, an investment banking and asset management firm, since 2007 and 2000, respectively. Mr. Payne is also a director of Cousins Properties, Inc. and Lincoln National Corporation.

Edward E. Whitacre, Jr.

Mr. Whitacre, 66, has been a director since 1988. He has been Chairman Emeritus of AT&T Inc., a communications holding company, since June 5, 2007. He was Chairman of the Board and Chief Executive Officer of AT&T Inc. from 1990 until his retirement on June 4, 2007. He is also a director of Burlington Northern Santa Fe Corporation.

Stock Ownership by Directors and Executive Officers

     The following table shows the number of shares of the Company’s common stock and the share units and share equivalents with a value tied to the common stock that are beneficially owned by the directors and nominees, by each of the executives named in the summary compensation table, and by all directors and executive officers as a group as of January 31, 2008. As of January 31, 2008, there were 717,165,140 shares of common stock issued and outstanding. The number of shares shown for each individual does not exceed 1% of the common stock outstanding, with the exception of Mr. Busch III, whose shares represent 1.3% of the common stock outstanding. The number of shares shown for all directors and executive officers as a group represents 4.5% of the common stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the footnotes.

	Number of
	Shares of		Share Units
	Common Stock		and Share
Name	Beneficially Owned		Equivalents(1)
W. Randolph Baker	2,322,786	(2)	41,070
Mark T. Bobak	952,023	(3)	14,372
August A. Busch III	9,174,427	(4)	2,595
August A. Busch IV	2,780,596	(5)	18,891
Carlos Fernandez G.	58,327	(6)	0
James J. Forese	26,001	(7)	0
John E. Jacob	1,313,557	(8)	14,942
James R. Jones	37,912	(9)(10)	1,384
Charles F. Knight	66,001	(9)	90,750
Vernon R. Loucks, Jr.	38,001	(9)	4,647
Vilma S. Martinez	34,621	(9)	26,062
Douglas J. Muhleman	1,344,954	(11)	16,721
Michael J. Owens	1,025,422	(12)	14,204
William Porter Payne	39,449	(9)	2,851
Joyce M. Roché	35,257	(9)	8,029
Henry Hugh Shelton	34,715	(13)	1,209
Patrick T. Stokes	6,975,872	(14)	0
Andrew C. Taylor	77,203	(9)	1,828
Douglas A. Warner III	48,001	(9)	2,845
Edward E. Whitacre, Jr.	25,001	(6)	29,100
All directors and executive officers as a group (33 persons)	33,684,824	(15)
____________________

(1)	Includes share unit balances in the Company’s deferred compensation plan for non-employee directors and share equivalent balances held by executives in the Company’s 401(k) Restoration Plan. Although ultimately paid in cash, the value of share units and share equivalents mirrors the value of the Company’s common stock. The share units and share equivalents do not have voting rights.

(2)	The number of shares includes 2,007,277 shares that are subject to currently exercisable stock options, of which 67,000 are held in a family partnership, and 20,306 shares of unvested restricted stock.

(3)	The number of shares includes 911,147 shares that are subject to currently exercisable stock options and 18,585 shares of unvested restricted stock.

(4)	The number of shares includes 4,628,462 shares that are subject to currently exercisable stock options, of which 100,000 are held in trusts for the benefit of children of Mr. Busch III, and 7,028 shares of unvested restricted stock. Of the shares shown, Mr. Busch III has shared voting and shared investment power as to 1,059,836 shares and 2,048,064 shares are held in trusts of which Mr. Busch III is income beneficiary and as to which he has certain rights, but as to which he has no voting or investment power. 85,348 shares beneficially owned by members of his immediate family are not included.

(5)	The number of shares includes 2,657,779 shares that are subject to currently exercisable stock options. Of those options, 50,000 were granted to Mr. Busch III and presently are held in trust for the benefit of Mr. Busch IV. Also included in the total are 67,847 shares of unvested restricted stock.

(6)	The number of shares includes 20,001 shares that are subject to currently exercisable stock options and 833 shares of unvested restricted stock.

(7)	The number of shares includes 15,001 shares that are subject to currently exercisable stock options and 833 shares of unvested restricted stock.

(8)	The number of shares includes 1,214,638 shares that are subject to currently exercisable stock options, of which 80,000 are held in a trust for the benefit of the child of Mr. Jacob, and 1,359 shares of unvested restricted stock.

(9)	The number of shares includes 33,001 shares that are subject to currently exercisable stock options and 833 shares of unvested restricted stock. 4000 of the shares held by Mr. Loucks have been pledged as security.

(10)	Mr. Jones has shared voting and shared investment power with respect to 2,256 of these shares.

(11)	The number of shares includes 1,300,701 shares that are subject to currently exercisable stock options and 16,815 shares of unvested restricted stock.

(12)	The number of shares includes 964,624 shares that are subject to currently exercisable stock options and 14,628 shares of unvested restricted stock.

(13)	The number of shares includes 25,001 shares that are subject to currently exercisable stock options and 833 shares of unvested restricted stock.

(14)	The number of shares includes 6,569,247 shares that are subject to currently exercisable stock options (of which 1,366,621 are held in a family partnership), 351,252 shares that are held in a family partnership for which Mr. Stokes’ wife has shared voting and shared investment power, and 15,645 shares that are held in a trust in which Mr. Stokes and his wife have an economic interest, but as to which they have no voting or investment power. Also included are 13,613 shares of unvested restricted stock.

(15)	The number of shares stated includes 27,374,005 shares that are subject to currently exercisable stock options, 258,731 shares of unvested restricted stock, 2,048,064 of the shares that are referred to in Note 4, as to which Mr. Busch III has no voting or investment power, and 366,897 of the shares that are referred to in Note 14 for which Mr. Stokes has no voting or investment power. 4,000 of the shares are pledged as security. The directors and executive officers as a group have sole voting and sole investment power as to 2,833,765 shares and shared voting and shared investment power as to 1,062,092 shares. 98,259 shares held by immediate family members or family trusts are not included and beneficial ownership of such shares is disclaimed.

Principal Holders of Stock

     The following table sets forth information regarding beneficial owners of more than 5 percent of the outstanding shares of the Company’s common stock.

Number of Shares
Name and Address	Beneficially Owned	Percent of Class
Barclays Global Investors, NA and Affiliates
45 Fremont Street
San Francisco, CA 94105	41,597,470(a)	5.67%(a)
____________________

(a)	This information is based on the Schedule 13G dated January 10, 2008 filed by Barclays Global Investors, NA and affiliates with the Securities and Exchange Commission reporting on beneficial ownership as of December 31, 2007. In addition to Barclays Global Investors, NA, affiliates on the filing are Barclays Global Fund Advisors, Barclays Global Investors, LTD, Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG. According to the filing, the reporting persons have sole voting power with respect to 36,285,922 shares and sole investment power with respect to 41,597,470 shares.

ADDITIONAL INFORMATION CONCERNING
THE BOARD OF DIRECTORS OF THE COMPANY

     During 2007 the Board of Directors held eleven meetings. Director attendance at board and committee meetings averaged over 95%. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board of which he or she was a member. It is the Company’s policy that directors are expected to attend the Annual Meeting of Stockholders and in 2007 all directors were in attendance with the exception of one director who had a schedule conflict. In addition to regularly scheduled meetings, a number of directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

      A director is considered to be an independent director only if the director does not have a material relationship with the Company, as determined by the Board of Directors. In addition to the independence criteria established by the New York Stock Exchange, the Board of Directors has established categorical standards to assist it in making independence determinations. These standards, set forth in the Company’s Corporate Governance Guidelines, are set out below.

     The following are not considered to impair a director’s independence:

a.	The director or any member of the director’s immediate family is employed by, an officer of or affiliated with any for profit organization that has made or received non-significant payments to or from the Company. For the purposes of this categorical standard, a payment is considered to be non-significant if it represents less than (i) 1% of the gross revenues of the for profit organization for its last full fiscal year, and (ii) 1% of the Company’s gross revenues for its last full fiscal year;

b.	The director is an officer, director, trustee or employee of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through its foundations, no more than $500,000 per annum or 2% of the organization’s gross revenues for its last full fiscal year (whichever is greater)(for this purpose, donations made as a result of any of the Company’s matching gift programs will not be included);

c.	The director receives fees for service as the Company’s representative or the representative of the Board of Directors on the board of directors of subsidiary or affiliated companies paid by the Company or such subsidiary or affiliated companies; or

d.	The director is an executive officer of another corporation or organization of which an executive officer of the Company serves on the board of directors (but is not on the compensation committee of the corporation or organization) or the director serves on the board of another corporation or organization together with other directors or officers of the Company.

     An individual is considered to be affiliated with a corporation or other entity if that individual controls, is controlled by or is under common control with the corporation or other entity. If a director has a relationship which is not covered by the above categorical standards, the Board of Directors must specifically consider that relationship and determine whether the director may nevertheless be considered independent.

     The Board of Directors has determined that Messrs. Forese, Jones, Loucks, Payne, Shelton, Taylor, Warner, and Whitacre and Mses. Martinez and Roché are independent directors, representing a majority of the Board members. Each of the Company’s independent directors meets the standards of independence established by the New York Stock Exchange and the categorical standards of the Company set forth above.

     As described in the Company’s Corporate Governance Guidelines, which are set forth in full in Appendix A attached to this proxy statement, the non-management directors meet in regularly scheduled executive sessions without members of the Company’s management. These executive sessions are led by the lead director, Mr. Warner. A description of the duties of the lead director is contained in the Corporate Governance Guidelines.

DIRECTOR COMPENSATION

     The following table sets forth information regarding the compensation earned by or awarded to each non-employee director who served on the Company’s Board of Directors for the fiscal year ended December 31, 2007.

	Fees Earned			All Other
	or Paid in	Stock Awards	Option Awards	Compensation	Total
Name	Cash ($)(1)	($)(2)	($)(2)	($)(3)	($)
A. Busch III(4)	85,750	25,765	51,400	416,734	579,649
C. Fernandez(5)	99,750	25,765	51,400	51	176,966
J. Forese(6)	116,750	25,765	51,400	493	194,408
J. Jacob(7)	89,750	25,765	51,400	7,041	173,956
J. Jones(8)	158,355	25,765	51,400	852	236,372
C. Knight(8)	95,750	25,765	51,400	10,455	183,370
V. Loucks, Jr.(8)	121,750	25,765	51,400	3,032	201,947
V. Martinez(8)	121,750	25,765	51,400	3,251	202,166
W. Payne(8)	101,750	25,765	51,400	181	179,096
J. Roché(8)	95,750	25,765	51,400	181	173,096
H. Shelton(9)	101,750	25,765	51,400	5,466	184,381
P. Stokes(10)	89,750	25,765	51,400	760,103	927,018
A. Taylor(8)	95,750	25,765	51,400	181	173,096
D. Warner III(8)	95,750	25,765	51,400	10,196	183,111
E. Whitacre, Jr.(5)	103,750	25,765	51,400	10,296	191,211
____________________

(1)	This column also includes amounts the directors elected to receive in stock or to defer.

(2)	This amount represents the Company’s 2007 FAS 123R expense. The fair value of each share of stock granted in 2007 for each director was $51.53 and the fair value of each option granted in 2007 for each director was $10.28.

(3)	Amounts in this column include life insurance premiums, tax gross-ups, gifts to educational institutions pursuant to the Company’s matching gift plan, non-cash gifts, and consulting agreement payments for Mr. Busch III and Mr. Stokes as explained in notes (4) and (10) below.

(4)	At 12/31/07, Mr. Busch III had 500 shares of restricted stock and 5,000 options outstanding pursuant to the director stock plans. The “All Other Compensation” total includes $392,168 for personal security and $16,992 for other payments during 2007 pursuant to the post-retirement consulting arrangement between Mr. Busch III and the Company. See page 55 for a description of this arrangement.

(5)	At 12/31/07, this director had 833 shares of restricted stock and 30,000 options outstanding pursuant to the director stock plans.

(6)	At 12/31/07, Mr. Forese had 833 shares of restricted stock and 25,000 options outstanding pursuant to the director stock plans.

(7)	At 12/31/07, Mr. Jacob had 500 shares of restricted stock and 5,000 options outstanding pursuant to the director stock plans.

(8)	At 12/31/07, this director had 833 shares of restricted stock and 43,000 options outstanding pursuant to the director stock plans.

(9)	At 12/31/07, General Shelton had 833 shares of restricted stock and 35,000 options outstanding pursuant to the director stock plans.

(10)	At 12/31/07, Mr. Stokes had 500 shares of restricted stock and 5,000 options outstanding pursuant to the director stock plans. The “All Other Compensation” total includes $750,000 paid pursuant to the post-retirement consulting arrangement between Mr. Stokes and the Company. See pages 54-55 for a description of his post-retirement consulting arrangement with the Company.

     Each director who is not an employee of the Company is paid an annual retainer of $75,000, which each director may elect to receive in stock, cash, or a combination of stock and cash. Each non-employee director also receives a fee of $2,000 for each Board of Directors meeting attended and a fee of $2,000 for attendance at a meeting of a committee of the Board on which the director serves or to which the director is invited to attend, and for any other scheduled meeting of directors at which less than a quorum of the Board is present. Annual fees of $10,000 each are paid to the Chairs of the Compensation, Conflict of Interest, Corporate Governance, Finance, and Pension Committees. An annual fee of $15,000 is paid to the Chair of the Audit Committee. The Company pays the travel and accommodation expenses of directors and (when requested by the Company) their spouses to attend meetings and other corporate functions, along with any taxes related to such payments. Such travel is generally by Company aircraft if available. As part of their continuing education, directors are encouraged to visit Company facilities and the Company pays their expenses related to such visits. The Company reimburses directors for their expenses in connection with attending director education courses. The Company also provides each non-employee director who has never been an employee of the Company group term life insurance coverage of $50,000, which coverage remains in effect following the director’s retirement from the Board, and directors are eligible to participate in the Anheuser-Busch Foundation Matching Gift Program on the same terms as all employees of the Company. The Matching Gift Program provides a dollar for dollar match of employee or director gifts to eligible educational institutions, up to a maximum of $10,000 per participant per year.

     The Company owns corporate aircraft and corporate residences. Directors using the corporate aircraft and corporate residences for board purposes may be permitted to invite family members or other guests to accompany them on the aircraft or to join them in the use of the corporate residences for the limited period the director is on board business. The Company does not incur any additional incremental costs as a result of such accompaniment or use and the above table does not include any amount for these arrangements. These arrangements are included in the compensation of the directors as required by tax law.

     Directors who are not employees of the Company who serve as representatives of the Company’s Board of Directors on the Board of an affiliated company receive an additional annual fee of $75,000 less any board service fees paid to the director during the year by that affiliated company. The Board of Directors has appointed Mr. Jones as its representative on the Board of Directors of the Company’s affiliate Grupo Modelo, S.A.B. de C.V. Mr. Jones received director fees of $48,605 from the Company for this service in 2007, which is included in the table on page 13, in the Fees Earned or Paid in Cash Column.

     Under a deferred compensation plan, non-employee directors may elect to defer payment of part or all of their directors’ fees. At the election of the director, deferred amounts are credited to a market based fixed income account or a share equivalent account. The amounts deferred under the plan are paid in cash commencing on the date specified by the director. At the director’s election, such payments may be made either in a lump sum or over a period not to exceed ten years.

     Currently non-employee directors receive an annual grant of options to purchase 5,000 shares of the Company’s common stock. If a director is unable to own the Company’s common stock due to possible conflicts with state alcoholic beverage control laws, such director receives 5,000 stock appreciation rights (“SARs”) payable in cash in lieu of stock options. The exercise price of these options and SARs is equal to the fair market value of the Company’s common stock on the date of grant. The options and SARs become exercisable over three years and expire ten years after grant. Options and SARs normally vest in three equal installments on each of the first three anniversaries of their grant date.

     Currently, each non-employee director also receives an annual award of 500 shares of restricted stock. If any director is unable to own the Company’s common stock due to possible conflicts with state alcoholic beverage control laws, such director receives 500 restricted stock units payable in cash in lieu of shares of restricted stock. The restricted stock and the restricted stock units vest ratably over three years.

     If Item 2 is approved by the stockholders, the current annual awards of 5,000 options and 500 shares of restricted stock will be replaced with an annual award of restricted stock or deferred stock units with a value of $120,000. See pages 17-19 for additional information about this proposed new plan.

COMMITTEES OF THE BOARD

     The Company’s Corporate Governance Guidelines and the charters of the standing committees of the Board of Directors are available on the Corporate Governance section of the Company’s website (under “Investors”) at www.anheuser-busch.com. These documents are also available in print to stockholders upon written request to: Vice President and Secretary, Anheuser-Busch Companies, Inc., Mail Code 202-6, One Busch Place, St. Louis, MO 63118. The Company’s standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Conflict of Interest Committee, the Corporate Governance Committee, the Finance Committee, the Pension Committee, and the Executive Committee. Information concerning these standing committees is set out below.

			Conflict of	Corporate
	Audit	Compensation	Interest	Governance	Finance	Pension	Executive
A. Busch III							Chair
A. Busch IV							X
C. Fernandez					X
J. Forese	Chair	X
J. Jacob*					X		X
J. Jones			Chair	X
C. Knight*					Chair		X
V. Loucks	X	Chair		X
V. Martinez	X	X		Chair
W. Payne		X			X	X	X
J. Roché			X			X
H. Shelton			X	X		X
P. Stokes					X		X
A. Taylor	X		X			X	X
D. Warner III	X				X	X
E. Whitacre, Jr.					X	Chair	X

2007 Meetings	5	4	3	4	2	2	0
____________________

*	Mr. Jacob and Mr. Knight are retiring from the Board in April 2008.

Corporate Governance Committee

     The Corporate Governance Committee recommends to the Board of Directors a slate of nominees for directors to be presented on behalf of the Board for election by stockholders at each Annual Meeting of the Company and recommends to the Board persons to fill vacancies on the Board of Directors. The Committee will consider nominees recommended by stockholders upon submission in writing to the Vice President and Secretary of the Company the names of such nominees, together with their qualifications for service as a director of the Company. If a stockholder wishes to submit a director nomination at an annual meeting of stockholders, the stockholder must comply with the notice provisions of our bylaws. (See page 58 below.) The Committee seeks board members from diverse business and professional backgrounds with outstanding integrity, achievement and judgment. Director nominees should be committed to representing the interests of all stockholders and not to advancing the interests of special interest groups or constituencies of stockholders. The Corporate Governance Committee evaluates director nominees in the context of the entire Board with the objective of assembling a board of directors that can best perpetuate the success of the Company and promote the interests of the stockholders. The Committee identifies potential nominees from various sources, including soliciting recommendations from directors and officers of the Company. Individuals recommended by stockholders are evaluated in the same manner as other potential nominees. Additionally, during 2007 the Corporate Governance Committee contracted with Ridgeway Partners to assist the Committee with identification of director candidates. Annually, the Committee reviews the Company’s Corporate Governance Guidelines and oversees an evaluation of the Board of Directors and its committees. Periodically the Committee reviews the compensation paid to the non-employee directors and makes recommendations to the Board of Directors on the types and amounts of compensation to be paid to the non-employee directors.

To assist the Corporate Governance Committee in this review, management retains an independent compensation consultant to prepare a study comparing the Company’s director compensation with that of the Company’s peer group companies. In 2007, the consulting firm that prepared this study was CCA Strategies. The Corporate Governance Committee may not delegate to any other person the authority to set director compensation. All members of the Committee are independent, non-employee directors.

Compensation Committee

     The Compensation Committee carries out the Board’s responsibilities related to compensation of the executive officers and other senior executives of the Company, reviews the Company’s executive succession plans, and administers the Officer Bonus Plan and the Company’s long-term incentives program. To assist the Compensation Committee in discharging its responsibilities, the Committee has retained an independent consultant, Frederic W. Cook & Co., Inc. (“F.W. Cook”). F.W. Cook is engaged by and reports directly to the Compensation Committee. Specifically, F.W. Cook’s role is to work with the Committee in conjunction with management to develop recommendations related to all aspects of executive compensation. F.W. Cook has been asked to review and provide observations on management-developed compensation market data, the composition of the peer group companies, total compensation levels for executive officers, and the mix and design of incentive compensation. F.W. Cook has also been directed to provide the Compensation Committee with information on an ongoing basis on compensation trends and the implications for the Company. Another independent compensation consulting firm, Hewitt Associates, is engaged by Company management to assist with the development of competitive compensation benchmarks. In its deliberations, the Compensation Committee meets with the Chief Executive Officer and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the structure and needs of the Company. The roles of the Compensation Committee, the compensation consultants, and Company management are described in greater detail in the “Compensation Discussion and Analysis” on pages 28-35. The Compensation Committee may not delegate to any other person the authority to set compensation for the Company’s executive officers. All members of the Committee are independent, non-employee directors.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationship with the Company or any other entity that requires disclosure under the proxy rules and regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”).

Audit Committee

     The functions of the Audit Committee are described under “Report of the Audit Committee” on page 27. All of the members of the Audit Committee meet the independence and experience requirements of the New York Stock Exchange and the SEC. The Board of Directors has determined that one of the Committee’s members, Mr. Forese, qualifies as an “audit committee financial expert” as defined by the SEC.

Conflict of Interest Committee

     The Conflict of Interest Committee assists the Board in fulfilling its oversight responsibilities for the Company’s business ethics policies. The Committee also reviews on behalf of the Board any proposed business transaction between the Company and its executive officers or directors or related persons. All members of the Committee are independent, non-employee directors.

Finance Committee

     The Finance Committee reviews and makes recommendations to the Board on matters related to the major financial affairs and policies of the Company.

Pension Committee

     The Pension Committee assists the Board in fulfilling its oversight responsibilities for the pension plans that are sponsored and administered by the Company or its subsidiaries.

Executive Committee

     The Executive Committee is empowered to act for the full board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary and all actions by the Committee are reported to the full board at the next Board of Directors meeting. The Committee rarely meets and did not meet in 2007.

________________________

APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN FOR
NON-EMPLOYEE DIRECTORS
(Item 2 on Proxy Card)

     The Board of Directors has directed that there be submitted to the stockholders a proposal to approve the Anheuser-Busch Companies, Inc. 2008 Long-Term Equity Incentive Plan for Non-Employee Directors (the “2008 Plan”) under which up to an aggregate of 200,000 shares of the Company’s common stock may be issued pursuant to awards. If approved, the 2008 Plan would replace the Company’s existing Stock Plan for Non-Employee Directors (the “1999 Plan”) and 2006 Restricted Stock Plan for Non-Employee Directors (the “2006 Plan”).

     A summary of the principal features of the 2008 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2008 Plan, which is printed as Appendix B to this proxy statement.

Reasons for Approving the 2008 Plan

     The Board of Directors believes that the Company’s long-term success is dependent upon its ability to attract and retain highly qualified non-employee directors and to encourage them to acquire a proprietary interest in the long-term success of the Company, thereby aligning their financial interests with those of the Company’s stockholders. To that end, the Company has previously provided for the award of stock options under the 1999 Plan and restricted stock under the 2006 Plan. The Board of Directors, upon recommendation of its Corporate Governance Committee, has determined that a more flexible program offering restricted stock and/or deferred stock units to be settled in stock is more appropriate in the current competitive environment. Approval of the 2008 Plan will allow the Company to achieve this objective.

Summary Description of the 2008 Plan

Awards

     The 2008 Plan would authorize the automatic grant of an annual award to each non-employee director who is elected or re-elected at, or continues to serve after, each annual meeting of the stockholders of the Company beginning with the 2008 annual meeting. In addition, any person elected or appointed as a non-employee director between annual meetings would receive a prorated award. Annual awards under the 2008 Plan generally will be granted in each year on the first business day of the first calendar month following the annual meeting of the stockholders of the Company. However, the prorated award to any person elected or appointed as a non-employee director between annual meetings will instead be granted on the date of his or her election or appointment.

     The annual award is equal to $120,000, which each non-employee director may elect to take in the form of either (i) restricted stock or (ii) deferred stock units to be settled in stock. A non-employee director who, due to various legal restrictions, cannot own Company stock while serving on the Board of Directors will receive only an award of deferred stock units. Restricted stock is common stock which the Company grants subject to transfer restrictions and vesting criteria. A deferred stock unit is a right to receive unrestricted Company stock at the end of a specified deferral period (generally when the recipient ceases to serve as a director) which the Company grants subject to vesting criteria. If a non-employee director is to receive an award of deferred stock units, the director may also elect to receive the settlement of the award in either (i) a single complete distribution or (ii) quarterly installments over a period of up to five years.

     Each award under the 2008 Plan will vest one year following the grant date of the award. However, all unvested awards will vest immediately upon the recipient’s death, disability or retirement from the Board of Directors, or upon a change in ownership or control of the Company as determined in accordance with the general rules of Section 409A of the Internal Revenue Code of 1986, as amended. Except to the extent provided in the award agreement, restrictions and forfeiture risks, if any, imposed on an award will terminate upon vesting. If a recipient ceases to serve as a director prior to vesting (other than by reason of the recipient’s death, disability or retirement from the Board of Directors), all of the recipient’s unvested awards will be forfeited. Prior to the issuance or delivery of any shares of Company stock under the 2008 Plan, the Company intends to register such shares with the Securities and Exchange Commission on a Form S-8 Registration Statement.

     With respect to awards of restricted stock, a recipient will be a stockholder of record of the Company for all purposes with respect to the restricted stock and will have all rights of a holder of Company stock, including the right to vote such restricted stock at any meeting of the stockholders of the Company and the right to receive all dividends declared and paid with respect to such restricted stock. However, with respect to an award of deferred stock units, a recipient will not be entitled to any voting or other stockholder rights, although dividend equivalent amounts will be credited with respect to the deferred stock units. Unless otherwise determined by the Corporate Governance Committee of the Board of Directors, awards are not transferable except by will or the laws of descent and distribution, provided, however, under no circumstances will outstanding awards be transferable in exchange for consideration.

Administration

     The 2008 Plan will be administered by the Corporate Governance Committee of the Board of Directors, or another committee appointed by the Board from time to time, consisting solely of three or more members of the Board of Directors, each of whom at all times must be an independent director in accordance with the Company’s Corporate Governance Guidelines and none of whom may be an officer or employee of the Company or any of its subsidiaries (the “Plan Committee”). Within the limits of the 2008 Plan, the Plan Committee will determine the terms, conditions, and restrictions relating to any award which the Plan Committee deems appropriate. The Plan Committee may prescribe, amend and rescind rules and regulations relating to the 2008 Plan. All decisions, determinations and interpretations by the Plan Committee will be final and binding upon all parties.

     In the Plan Committee’s discretion, award agreements may provide that awards are forfeited if the recipient takes any action prohibited by the award agreement (e.g., engaging in competition with the Company or in conduct contrary to the best interests of the Company), or if certain events occur or fail to occur. The Plan Committee may accelerate vesting of awards or waive or terminate any condition, restriction, or forfeiture provision of any award at any time in its discretion. The Plan Committee also has authority to permit withholding taxes related to vesting or settlement of awards, if required to be withheld by the Company, to be paid by withholding from the award that number of shares of stock that is sufficient to pay such withholding taxes.

Award Limits

     Upon approval of the 2008 Plan by the stockholders, the 1999 Plan and the 2006 Plan will both be terminated (except as to outstanding awards thereunder) and no further awards will be made under either of those plans. As of February 29, 2008, there were 24,000 shares available for grants under the 1999 Plan and 86,500 shares available for grants under the 2006 Plan, all of which will become available for grant under the 2008 Plan. Additionally, another 89,500 shares of the Company’s common stock will be reserved for issuance pursuant to awards under the 2008 Plan. Therefore, the approval of the 2008 Plan will authorize the Company to grant awards covering up to an aggregate of 200,000 shares of the Company’s common stock (the “Total Share Authorization”). Shares of the Company’s stock to be issued under the 2008 Plan may be either from authorized but unissued shares or shares held in the Company’s treasury. Appropriate adjustments in these share limits and in the terms of outstanding awards are required for stock splits and similar events. To the extent that any award involving the issuance of shares of the Company’s stock is forfeited or cancelled, or otherwise terminates without an issuance of shares of the Company’s stock being made, the shares of the Company’s stock so forfeited, cancelled or terminated will no longer be counted against the Total Share Authorization and may again be made subject to awards under the 2008 Plan pursuant to such limitation. The authority to make new award grants under the 2008 Plan will expire on December 19, 2017.

Plan Amendments

     The 2008 Plan may be amended by the Board of Directors at any time. Under applicable New York Stock Exchange rules, certain amendments which increase the number of authorized shares (other than as a result of an increase solely to reflect stock splits or similar events affecting Company stock), expand the types of awards available, change the class of eligible recipients, or otherwise cause a material revision to the terms of the 2008 Plan must be approved by the Company’s stockholders.

Federal Income Tax Considerations

Restricted Stock and Deferred Stock Units

     A recipient of restricted stock or deferred stock units generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs in the case of restricted stock, or on the date on which stock is issued (and cash representing dividend equivalents, if any, is paid) in the case of deferred stock units. The amount of income recognized and the amount of the Company’s deduction will equal (i) in the case of restricted stock, the fair market value of the vested stock on the vesting date, or (ii) in the case of deferred stock units, the fair market value of stock on the date on which stock is issued plus the amount of cash paid, if any, representing dividend equivalents. However, the recipient may elect to include in income the fair market value of restricted stock at the time of grant. If such election is made, the Company’s deduction will equal the fair market value of the restricted stock at the time of grant. Any dividends on restricted stock paid to the recipient prior to the vesting date will be includible in the recipient’s income as compensation and deductible as such by the Company.

Deferred Compensation

     Any deferrals made under the 2008 Plan, including awards granted under the 2008 Plan that are considered to be deferred compensation, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to recipients, which include the current inclusion of deferred amounts in income and interest and an additional tax thereon. The Company intends to structure any awards under the 2008 Plan such that the requirements under Internal Revenue Code Section 409A are either satisfied or are not applicable to such awards.

New Plan Benefits

     No awards have been granted under the 2008 Plan, and none will be granted unless and until the 2008 Plan is approved by the Company’s stockholders. Only non-employee directors are eligible to receive awards under the 2008 Plan. If the 2008 Plan is approved, and the number of non-employee directors is thirteen, the annual amount that will be received by the non-employee directors as a group under the 2008 Plan will be as follows:

NEW PLAN BENEFITS
2008 Long-Term Equity Incentive Plan for Non-Employee Directors

Position	Dollar Value ($)	Number of Units
Non-Executive Director Group	$ 1,559,809(1)	33,124(2)
____________________

(1)	Annual amount based upon $120,000 value of annual award for each of the Company’s thirteen non-employee directors and assuming a stock price of $47.09 per share (rounded down to the nearest whole number of shares/units).

(2)	Number of shares of restricted stock and/or deferred stock units based upon closing price of $47.09 per share of Company stock on February 29, 2008, as reported on the New York Stock Exchange.

     The Board of Directors recommends a vote FOR item 2, which approves the 2008 Long-Term Equity Incentive Plan for Non-Employee Directors.

________________________

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 3 on Proxy Card)

     Action will be taken with respect to the approval of the independent registered public accounting firm for the Company for the year 2008. The Audit Committee has selected PricewaterhouseCoopers LLP, subject to the approval of the stockholders. If the stockholders do not approve this selection, the Audit Committee will consider other independent registered public accounting firms.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting. Such representative will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions by stockholders. For additional information regarding the Company’s relationship with PricewaterhouseCoopers LLP, please refer to the “Report of the Audit Committee” on page 27.

     The Board of Directors recommends a vote FOR Item 3, which approves the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008.

________________________

     STOCKHOLDER PROPOSALS
(Items 4 through 6 on Proxy Card)

     Certain stockholders have advised the Company that they intend to introduce at the 2008 Annual Meeting the proposals set forth below. The names and addresses of, and the number of shares owned by, each such stockholder will be provided to any stockholder upon request to the Vice President and Secretary of Anheuser-Busch Companies, Inc.

________________________

STOCKHOLDER PROPOSAL CONCERNING A REPORT ON
CHARITABLE CONTRIBUTIONS
(Item 4 on Proxy Card)

     A stockholder has submitted the following proposal:

Charitable Contributions Report

     Resolved: The shareholders request that the Company provide a report updated semi-annually, omitting proprietary information and at reasonable cost, disclosing the Company’s:

     1. Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

     2. Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organizations;

     3. Rationale for each of the charitable contributions.

     To the extent reasonable and permissible, the report may include the type of information requested above for charities and foundations controlled or managed by the Company.

     This report may be posted on the company’s website to reduce costs to shareholders.

     Supporting Statement:

     Company assets belong to its shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company’s rationale for charitable contributions should be disclosed to shareholders.

     In apparent response to a similar shareholder proposal last year, the Company increased its disclosure of charitable giving on its website, including a “Contributions Summary,” which lists gifts within certain ranges. This is a step in the right direction, but the Company still does not provide a rationale for its gifts, especially those to controversial grantees.

     A Company contribution in 2006 to the Rainbow/PUSH Coalition in the amount of $100,000 to $499,000 is disclosed on the Company website. A 2007 Rainbow/PUSH conference program purports that the Company is a “Platinum Sponsor,” a distinction reportedly costing $150,000.

     A Company contribution in 2006 to the Mexican American Legal Defense and Educational Fund (MALDEF) in the amount of $100,000 to $499,000 is disclosed on the Company website. According to MALDEF annual reports, the Company has been the group’s largest corporate supporter in recent years.

     MALDEF favors the issuance of driver’s licenses to illegal immigrants, and sued the state of Virginia to allow illegal immigrants to attend state universities at the in-state tuition rate. MALDEF opposed the nominations of Judge John Roberts and Judge Sam Alito, two of the most pro-business Supreme Court nominees in history.

     Your Company’s Response to the Proposal

     Anheuser-Busch believes that being a responsible corporate citizen enhances stockholder value and is important to the Company’s reputation and its continued success. Both the Company and its charitable foundation have a long history of providing financial assistance to charitable organizations throughout the country, including those that support education, health care, the arts, cultural enrichment, social services, minority leadership and economic development, and environmental conservation. The Company also takes pride in its tradition of providing disaster relief. Since 1988 Anheuser-Busch has donated 63 million cans of fresh drinking water following natural disasters, including two million in 2007. In response to the Southern California wildfires, we provided more than 400,000 cans of drinking water and nearly 15,000 cans of 180 energy drinks, along with a $500,000 donation to The American Red Cross to aid relief efforts for victims. The Company also has a long-standing commitment to supporting our friends in the military. In 2007 alone, Busch

Entertainment Corporation provided free admission to more than 750,000 members of the U.S. military and their families under its Here’s to the Heroes program. To date, the program has provided admission to more than four million military personnel and their families.

     Inclusively supporting all sectors of the community is important to our business. Anheuser-Busch supports a variety of organizations that serve racial and ethnic communities and have a proven history of improving economic, educational, and leadership opportunities across the United States.

     The Company agrees that stockholders should be provided information on charitable contributions made by the Company and its charitable foundation and believes that sufficient information about these contributions is already available to stockholders and the public on the Company’s website. (Visit www.anheuser-busch.com, select “Community” and then click on “Charitable Giving”.) The website provides information about support by the Company and its charitable foundation including the overall rationale for supporting each program area, the corporate guidelines for charitable giving, grant procedures, and information on related Company programs. A summary of contributions made during the last completed calendar year is also included and the Company’s support of several organizations is highlighted through case studies.

     The information on the website is updated with information on significant new grants on an ongoing basis, and the summary of contributions made in each calendar year is annually updated as soon as practical after the close of that year.

     The Company believes that the disclosure currently provided on its website provides a thorough review of the Company’s charitable contributions, is the most effective and efficient use of the Company’s resources, and that no additional reporting is needed.

     For these reasons, the Board of Directors recommends that stockholders vote AGAINST Item 4.

________________________

STOCKHOLDER PROPOSAL CONCERNING SPECIAL SHAREHOLDER MEETINGS
(Item 5 on Proxy Card)

     A stockholder has submitted the following proposal:

5-Special Shareholder Meetings

     RESOLVED, shareholders ask our board to amend our bylaws and any other appropriate governing documents to give holders of 10% (or the lowest possible percentage above 10%) of our outstanding common stock the power to call a special shareholder meeting.

     Supporting Statement:

     Special meetings allow investors to vote on important matters, such as a takeover offer, that can arise between annual meetings. If shareholders cannot call special meetings, management may become insulated and investor returns may suffer.

     Shareholders should have the ability to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

     Prominent institutional investors and organizations support a shareholder right to call a special meeting. Fidelity and Vanguard are among the mutual funds supporting a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the New York City Employees Retirement System, also favor preserving this right. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings.

     Eighteen (18) proposals on this topic averaged 56%-support in 2007 – including 74%-support at Honeywell (HON).

     William Steiner, Piermont, NY said the advantage of adopting this proposal should be considered in the context of our company’s overall corporate governance. For instance in 2007 the following governance status was reported (and certain concerns are noted):

  The Corporate Library (TCL) http://www.thecorporatelibrary.com an independent investment research firm rated our company:

               “F” overall.

               “Very High Concern” regarding our Board.

               “Very High Concern” regarding executive pay.

  Cumulative voting was not allowed.

  Six directors had 15 to 44 years tenure - Lack of independence concern.

  There were 4 potentially conflicted directors on our board.

  We had 16 directors – Unwieldy board concern.

  Our directors can still remain on our Board if they fail to get 51%-vote – even when they run unopposed.

  Our current CEO has a tenure of less than 2–years, while our former CEO remains on the board as Chairman, which can undermine and weaken the CEO’s leadership.

  Our following key directors served on boards rated D by the Corporate Library:
1)	Mr. Busch IV	FedEx (FDX)	D-rated
2)	Mr. Busch III	Emerson Electric (EMR)	D-rated
		AT&T (T)	D-rated
3)	Mr. Loucks, Chairman of our Compensation Committee
		Emerson Electric (EMR)	D-rated
		Affymetrix (AFFX)	D-rated
4)	Mr. Stokes, Chairman of the Board
		US Bancorp (USB)	D-rated

     The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes:

Special Shareholder Meetings –
Yes on 5

     Your Company’s Response to the Proposal

     Anheuser-Busch’s bylaws require a special meeting of stockholders to be called by the Board of Directors at the request of the holders of at least 25% of the outstanding common stock of the Company. This proposal calls for amending the bylaws to lower the threshold to permit holders of 10% of the Company’s outstanding common stock to call special stockholder meetings.

     Anheuser-Busch is incorporated in Delaware. Delaware law requires that major corporate actions such as a merger or sale of substantially all of our assets be approved by stockholders. Furthermore, all stockholders have the opportunity to bring matters before stockholders meetings on an annual basis.

     The Company believes that its 25% threshold for the right of stockholders to call a special meeting is reasonable. This 25% threshold prevents a small group of stockholders from calling a special meeting on topics in which the majority of stockholders have little or no interest or attempting to use a special meeting for their own narrow purposes rather than those of the Company and the majority of its stockholders.

     A special meeting of stockholders is an expensive and time consuming event because of the costs in preparing and distributing the required disclosure documents and the time commitment required of the Board and management to prepare for and conduct the meeting. The Company’s 25% threshold provides that a significant number of stockholders consider a matter important enough to merit a special meeting.

     For these reasons, the Board of Directors recommends that stockholders vote AGAINST Item 5.

________________________

STOCKHOLDER PROPOSAL CONCERNING EXECUTIVE COMPENSATION
(Item 6 on Proxy Card)

     A stockholder has submitted the following proposal:

6-Shareholder Say on Executive Pay

     RESOLVED, that shareholders of our company request our board to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory management resolution to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

     Supporting Statement:

     Investors are increasingly concerned about mushrooming executive pay which sometimes appears to be insufficiently aligned with the creation of shareholder value. As a result, shareholders filed more than 60 “say on pay” resolutions in 2007 with companies, averaging a 42% vote where voted upon. In fact, seven resolutions received majority votes.

     In addition, the advisory vote was endorsed by the Council of Institutional Investors and a survey by the Chartered Financial Analyst Institute found that 76% of its members favored giving shareholders an advisory vote. A bill to provide for annual advisory votes on compensation passed in the House of Representatives by a 2-to-1 margin.

     Aflac (AFL) decided to present such a resolution to shareholder vote and TI-CREF, the largest pension fund in the world, held its first Advisory Vote in 2007. As a result of discussions between investors and companies, a Working Group on the Advisory Vote was established to further study how such a practice would be implemented in the U.S. markets to provide advice to investors and companies alike.

     I believe this proposal has particular application to our company. According to The Corporate Library http://www.thecorporatelibrary.com, an independent investment research firm, our former CEO Mr. Stokes departed with a overly generous payment, considering his CEO tenure was only 3-years and during that time, total shareholder return was slightly below zero. Mr. Stokes received more than $32 million in pension payments.

     I believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practices, in the United Kingdom, public companies allow shareholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

     If investors wish to register opposition to a pay package(s) in the previous year, withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction.

      Accordingly, we urge our board to allow shareholders to express their opinion about senior executive compensation by establishing an annual referendum process. The results of such a vote could provide our board with useful information about shareholder views on our company’s senior executive compensation, as reported each year.

     Your Company’s Response to the Proposal

     We recognize that ensuring that executive compensation is appropriate is an important issue for all stockholders. We believe, however, that this proposal is unnecessary, ineffective, and not in the best interests of Anheuser-Busch stockholders.

     Our Compensation Committee has a thoughtful, disciplined, and transparent process for establishing executive compensation that rewards executives for results that are consistent with stockholder interests and that achieves the purposes of attracting, motivating, and retaining executives to accomplish our business strategies. In determining executive compensation, the Compensation Committee considers confidential or proprietary information which would not be available to stockholders when voting on the program. Furthermore, the bonus and long term incentives are all pursuant to plans that have received specific approval from stockholders.

     The proposal is unnecessary because, as discussed on page 58 under the heading “Communications with the Board,” we have established an efficient method for stockholders to communicate directly with the board, members of the Compensation Committee, or individual directors. Using this method, stockholders are able to provide specific feedback on the Company’s compensation philosophy and practices.

     The proposal is not an effective way for stockholders to communicate their concerns about compensation. A negative vote might be attributed to incomplete information and would not provide clear guidance on the specific elements of our executive compensation program or on the specific compensation decisions that were made. The Compensation Committee would be forced to speculate on the stockholders’ intent.

     For these reasons, the Board of Directors recommends that stockholders vote AGAINST Item 6.

________________________

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee’s responsibilities are set forth in the Audit Committee Charter. The Audit Committee assists the full Board of Directors in fulfilling its oversight responsibilities. Management of the Company prepares financial statements, makes estimates and judgments in the preparation of the financial statements, establishes the system of internal controls, and assesses the effectiveness of the Company’s internal control over financial reporting.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, including a discussion of the acceptability as well as the appropriateness of significant accounting principles. The Audit Committee also reviewed with management and PricewaterhouseCoopers the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements.

     The Audit Committee reviewed with the independent registered public accounting firm its judgments as to the acceptability as well as the appropriateness of the Company’s application of accounting principles. PricewaterhouseCoopers has the responsibility for expressing an opinion on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles. The Audit Committee also discussed with PricewaterhouseCoopers such other matters as are required to be discussed under the standards of the Public Company Accounting Oversight Board.

     In addition, the Audit Committee has received written disclosures and a letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers its independence from management and the Company, including the impact of non-audit-related services provided to the Company and the matters included in such written disclosures and letter. The Audit Committee concluded that the non-audit services provided by PricewaterhouseCoopers do not impact PricewaterhouseCoopers’ independence.

     The Audit Committee discussed with the Vice President – Internal Audit and PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee meets with the Vice President – Internal Audit and PricewaterhouseCoopers, with and without management present, to discuss the results of their audits, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, PricewaterhouseCoopers’ opinions regarding the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

     The Audit Committee held five meetings in 2007.

     In reliance on the reviews and discussions noted above, the Audit Committee recommended to the full Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the U.S. Securities and Exchange Commission. The Audit Committee also selected, subject to shareholder approval, PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2008.

The Audit Committee:
James J. Forese (Chair)
Vernon R. Loucks, Jr.
Vilma S. Martinez
Andrew C. Taylor
Douglas A. Warner III

________________________

Fees Paid to PricewaterhouseCoopers

     The following fees were billed by PricewaterhouseCoopers, the Company’s independent registered public accounting firm, for services rendered for the year ($ in millions):

	2007	2006
Audit Fees	$5.7	$5.6
Audit Related Fees	1.0	.7
Tax Fees	.9	1.0
All Other Fees	0.0	0.0
Total PricewaterhouseCoopers Fees	$7.6	$7.3

     Audit Fees represent services rendered for the audit of the Company’s consolidated annual financial statements and reviews of the Company’s consolidated quarterly financial statements, including statutory audit work for foreign operations and the audit of internal controls over financial reporting.

     Audit Related Fees are for assurance and other activities not directly related to the audit of the Company’s financial statements, and include audits of benefit plans, financial due diligence, internal controls reviews, and special projects.

     Tax Fees represent work performed for domestic and international income tax compliance and tax audits, and corporate-wide tax planning.

     The Audit Committee is directly responsible for determining the compensation of the independent registered public accounting firm. Pre-approval by the Audit Committee is required for any engagement of PricewaterhouseCoopers, and the Audit Committee has established the following pre-approval policies and procedures. Annually, the Audit Committee pre-approves services to be provided by PricewaterhouseCoopers. The Audit Committee also considers engagement of PricewaterhouseCoopers to provide other services during the year. Requests for approval are submitted to the Audit Committee by the office of the Company’s Vice President — Internal Audit. The Chairman of the Audit Committee is authorized to pre-approve engagements of PricewaterhouseCoopers on behalf of the Audit Committee between the meetings of the Audit Committee. The Audit Committee is informed of these engagements at its next scheduled meeting. Requests are required to include an adequate explanation of the services in sufficient detail for the Audit Committee to determine whether the request is consistent with the SEC’s rules on auditor independence. In determining whether to approve the engagement of PricewaterhouseCoopers, the Audit Committee considers whether such service is consistent with the independence of the registered public accounting firm. The Audit Committee also considers the amount of audit and audit related fees in comparison to all other fees paid to the registered public accounting firm and reviews such comparison each year. The Audit Committee pre-approved all services performed by PricewaterhouseCoopers for 2006 and 2007.

________________________

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     Anheuser-Busch believes that the performance and contribution of its executive officers are critical to the overall success of Anheuser-Busch and to the individual operating units of the Company. To attract, retain, and motivate its executives to accomplish our business strategy, Anheuser-Busch has implemented executive compensation programs providing executives with the opportunity to earn compensation comparable to that paid by companies with which the Company competes for top talent and that reward strong performance and creation of stockholder value. The Compensation Committee of the Board of Directors (the “Compensation Committee” or the “Committee”) is responsible for establishing executive compensation policies and overseeing executive compensation practices at Anheuser-Busch. The Committee has engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”) to act as its compensation consultant. F.W. Cook’s sole engagement for the Company is as compensation consultant to the Committee.

Philosophy

     Anheuser-Busch’s executive compensation program has two primary objectives:

  Deliver competitive total compensation, weighted heavily toward “pay at risk”

Provide competitive total compensation that will attract, motivate and retain a highly capable and performance-focused executive team, with the great majority of compensation awarded only if strong performance is achieved

  Reward strong performance by tightly linking compensation to creation of stockholder value

Programs should provide incentive opportunities that are understood by executives and will motivate behavior enhancing stockholder value. Incentive opportunities should align corporate objectives and performance with individual achievements. An executive’s compensation should vary directly with Anheuser-Busch’s financial results and its return to stockholders

Elements of Compensation; Procedures Used to Establish Compensation

     Each year the Committee reviews and considers market data (base salary, target bonus, total cash, long-term stock incentives and total direct compensation) of the Company’s peer group along with the individual responsibilities of each executive when setting annual targeted pay opportunities. Annually, the Committee reviews all elements of total rewards, including projected pension benefits, deferred compensation, outstanding equity awards and projected payments upon termination.

     In determining the design and the level of each element of compensation Anheuser-Busch thoroughly reviews competitive market information. Anheuser-Busch establishes direct compensation by reference to a competitive peer group of 24 large national companies in businesses similar to Anheuser-Busch. After consulting with F.W. Cook, the Compensation Committee chooses the companies in the sample as representative of the types of companies with which Anheuser-Busch competes for executive talent. The competitive data from the peer group is regressed (size adjusted) for comparable revenues to Anheuser-Busch. The 2007 peer group was comprised of the following companies: 3M, Altria Group, Bristol-Myers Squibb, Campbell Soup, Coca-Cola, Colgate-Palmolive, Dell, Emerson, FedEx, Gap, General Mills, HJ Heinz, Hershey Foods, Johnson & Johnson, Kellogg, Kraft Foods, McDonalds, Molson Coors Brewing Company, Nike, Pepsi-Co, Procter & Gamble, Sara Lee, Walt Disney, and Wrigley. The compensation data is purchased from Hewitt Associates. Compensation data is also collected by F.W. Cook.

     The Committee discusses with F.W. Cook current market data and trends relative to chief executive compensation and the CEO’s pay package. The CEO’s pay is established by the Committee during executive session based on the Committee’s assessment of the CEO’s individual performance, the financial and operating performance of Anheuser-Busch, and advice of F.W. Cook. The Chief Executive Officer makes recommendations to the Compensation Committee concerning the compensation of the other executive officers. The Committee considers the CEO’s recommendation based on each executive’s individual responsibility, individual performance, experience and internal equity and business performance.

     The primary elements of the Company’s 2007 compensation are:

  Base Salary

  Annual Incentive (or bonus)

  Long-Term Stock Incentives

  Retirement, Savings, and Insurance Benefits

  Perquisites

     The Committee generally determines each element of compensation for executives independently of its determination of each other element. Annually, the Committee reviews the compensation and performance of executives for the preceding year and determines whether an adjustment to compensation is appropriate.

Base Salary

     The base salary of an executive takes into account the executive’s performance, responsibilities, experience and internal equity. Base salaries are the foundation for executive compensation, since other elements such as annual incentives, long-term stock incentives and retirement benefits are determined as a percent of base salary. The base salary for an executive officer is initially benchmarked at the median (50th percentile) of comparable positions at the peer group. Whenever the Compensation Committee determines that use of the peer group benchmark is not the appropriate method to determine the base salary for an executive officer (for example, because the executive officer may have greater or lesser responsibilities than is normally the case for the peer group), the target base salary is determined by extrapolating and interpolating from base salaries of other executive officers at the Company. The Committee believes that use of alternatives to peer group benchmarking in these circumstances is common among its peer group and American industry. Among the officers named in the Summary Compensation Table on page 37 (“Named Executive Officers”), the base salaries of the Chief Executive Officer and the Chief Financial Officer were determined by peer group benchmarking.

     In administering executive salaries, the Compensation Committee does not consider a base salary within 20% of the target amount as deviating materially from the target salary and regards any salary within that range as being competitive with the peer group.

2007 Annual Incentive

     Annual incentives (bonuses) are provided to reward executives both for Company achievement of annual corporate objectives and performance of their individual objectives. The annual incentive is targeted at the median of the peer group. Depending on Company and individual performance, actual awards paid to Company executives can vary widely.

     For 2007, the Committee determined that bonuses would be payable only if the Company’s pre-tax income met or exceeded a minimum threshold performance. Threshold performance was defined as 85% of prior year pre-tax income after making predetermined accounting adjustments to normalize year-to-year comparisons. Pre-tax income was selected as the primary measure for the plan because it is significantly influenced by the performance of Company executives, and aligns the executive’s annual incentive opportunity with corporate growth objectives.

     Since threshold performance was met in 2007, a bonus pool was created by multiplying pre-tax income (after making the predetermined accounting adjustments) by 1% and bonuses were awarded accordingly to the participants in the bonus program (approximately 50 individuals).

     An executive’s actual bonus award is determined by the Committee based on:

  The Company’s financial and operational performance

  The individual’s performance, responsibilities and experience. Specific items considered include, but are not limited to, the individual’s contribution toward achievement of the Company or operating unit objectives for operating profit, return on capital employed and earnings per share, as well as the ability to establish strategic direction and uphold the Company’s image and reputation

  The CEO’s recommendation (with the exception of his own award)

  The target bonus for the individual

     The Committee considers these items as a whole in the context of the Company’s business challenges and opportunities and does not attribute a particular weight to any one item.

     An executive’s actual award cannot exceed the lesser of the maximum individual award for the executive or $6,000,000, regardless of the Company’s pre-tax earnings.

2008 Annual Incentive

     To further enhance the alignment between executive compensation and corporate performance, the Company has modified its 2008 annual incentive program so that a substantial portion of the annual incentive will be determined solely on the basis of the Company’s operating profit.

     If the 2008 earnings threshold is met, a portion of the annual incentive paid to each executive officer will be determined on a formula basis, reflecting the Company’s actual operating profit compared to the 2008 budgeted operating profit as approved by the Board of Directors. The remaining portion of the annual incentive will be determined by the Committee on the basis of its overall assessment of the performance and responsibilities of the executive, including considering the recommendation of the Chief Executive Officer for executive officers other than himself. The Committee anticipates that approximately one-half of the annual incentive will be determined on the basis of the formula and the remaining half will be determined on the same basis used by the Committee in determining the annual incentives for 2007.

     The annual incentive will be payable only if the Company’s pre-tax income for 2008 is at least 75% of the 2007 pre-tax income (after making predetermined accounting adjustments to normalize year to year comparisons) and the bonus pool will be 1.5% of the Company’s pre-tax income (after making the predetermined accounting adjustments). Because a substantial portion of the annual incentive will now be determined solely on the basis of the Company’s operating performance, the Committee determined to reduce the earnings threshold to 75% of the prior year’s pre-tax income. The Committee will continue to consider the Company’s financial and operating performance in determining the discretionary portion of the bonus.

     Annual incentives will continue to be limited to the lesser of the maximum individual award for the executive or $6,000,000, regardless of the Company’s pre-tax earnings.

Long-Term Stock Incentives

     The Committee believes executive compensation should be strongly linked to long-term stockholder value creation in order to provide a strong incentive for future growth, and that executives should have a significant portion of compensation at risk. The Committee has concluded that stock incentives are the most effective form of compensation in aligning the interests of executive officers with the long-term interests of stockholders. Accordingly, all long-term incentives are in the form of stock incentives. Anheuser-Busch targets long-term stock incentives at the 75th percentile of the peer group.

     The value of the long-term stock incentives provided to an executive may vary above or below the targeted grant level depending upon the executive’s performance, responsibilities, experience and internal equity. The Committee determines the value of the long-term incentive to be awarded to each executive in dollars, and the quantity of stock options issued to the executive is determined by dividing the established dollar amount by the fair value of the stock options. Fair value is determined using the same method used by the Company in preparing its financial statements. See footnote 6 of the annual report for an additional discussion of fair value related to stock options.

     On January 2, 2007, the Company issued performance based restricted stock to its executive officers. The awards were determined in 2006 and were a component of the Company’s 2006 executive compensation program. The Committee determined that all long-term stock incentives included in the 2007 executive compensation program would be stock options. The Committee believes that stock options are inherently performance based because the exercise price is equal to the market value of the common stock of the Company on the date the option is granted, and therefore the option has value to the executive only if the market value of the Company’s common stock appreciates over time. Stock options provide equity compensation to executives only if value for stockholders is created.

Long-Term Incentive Grant Practices

     Anheuser-Busch does not have any program, plan, or practice to time stock grants to its executives to take advantage of the release of material, non-public information.

     All stock option grants are approved by the Committee. All routine annual stock option grants occur in November on the date of the Compensation Committee meeting, which is well-removed from the quarterly earnings announcements. The exercise price of each option is the closing price of Anheuser-Busch stock on the date of grant.

     In the case of newly hired executives, equity-based awards are normally made in conjunction with the next annual performance cycle under the same terms as awards made to other eligible executive employees.

Retirement, Savings and Insurance Benefits

     In order to provide competitive total compensation, the Company generally offers to its salaried employees a qualified defined benefit pension plan and a qualified 401(k) defined contribution plan. Executive officers participate in these plans on the same terms as other salaried employees. The ability of executive officers to participate fully in these plans is limited under IRS and ERISA requirements. As is commonly the case among its peer group, the Company offers to executive officers nonqualified counterparts to these plans, which are not subject to these limitations. Additionally, in order to provide competitive compensation to its executive officers and to motivate executives to continue employment with the Company until their retirement, the Company offers enhanced pension benefits, a nonqualified deferred compensation plan and supplemental life insurance and disability insurance coverage as described below.

1. Defined Benefit Plans

     The Company continues to provide a traditional qualified defined benefit pension plan for all salaried employees. The qualified plan provides for the orderly transition and succession among the salaried workforce and rewards long-serving employees by contributing toward their retirement security. The only component of compensation that is reflected under the benefit formula of the qualified plan is base salary.

     The Supplemental Executive Retirement Plan is a nonqualified, unfunded defined benefit pension plan that replaces benefits that would otherwise be available under the qualified plan if Internal Revenue Code limitations did not apply and also provides additional benefits to improve the competitiveness of overall retirement benefits for executive officers. Among the companies in the peer group that have broad-based defined benefit pension plans, all provide nonqualified plans that restore benefits that are limited by IRS restrictions and almost half provide additional nonqualified supplemental benefits.

     The Supplemental Executive Retirement Plan benefit is based on a formula (described on page 43 below) that reflects both base salary and annual bonus (for executive officers, the bonus amount reflected in the formula cannot exceed two times the executive’s target bonus). Bonus compensation for executive officers can be a substantial portion of their annual compensation, and a substantial majority of the peer group companies providing defined benefit plans include bonus in the pension benefit calculation for their executive officers.

     The qualified and nonqualified pension plans provide for benefit payments in various forms, including a lump sum. A majority of the companies in the peer group provide a lump sum payment of all or a portion of their pension benefits.

2. Defined Contribution Plans

     The qualified 401(k) savings plan encourages employees to become stockholders of the Company and offers them an opportunity to save for retirement by investing on a regular basis through payroll deductions. Retirement programs that serve these purposes are common among the peer group and American industry.

     The 401(k) Restoration Plan is a nonqualified, unfunded plan that restores benefits that cannot be provided under the qualified 401(k) plan due to Internal Revenue Code qualified plan compensation limits. This type of plan is common among large employers and is provided by a substantial majority of the companies in the peer group.

3. Deferred Compensation Plan

     The Executive Deferred Compensation Plan is a nonqualified, unfunded plan which provides executive officers with the opportunity to defer salary and bonus compensation for a period of years or until termination of employment. Executive officers who defer salary or bonus under this plan are credited with market-based returns depending upon the investment choices made by the executive. The investment choices under the plan include indexed equity funds as well as fixed interest rate funds with interest rates determined based on the Company’s borrowing rates. The plan provides executives with the opportunity to save for retirement at little cost to the Company. This type of plan is common among large employers and is provided by a substantial majority of the companies in the peer group.

4. Supplemental Insurance Coverage

     The Company provides executive officers with supplemental life insurance, supplemental travel/accident insurance and the opportunity to purchase supplemental long-term disability insurance coverage. The benefits provided under these programs are modest and are provided by a majority of the companies in the peer group.

Perquisites

     As part of its program to provide competitive compensation to its executive officers, Anheuser-Busch offers a minimal amount of perquisites. The primary perquisites provided to executives are a company car, financial and tax planning assistance, and country club memberships. The Company continues to provide financial and tax planning assistance to its executive officers for five years after retirement. Executive officers are also eligible to participate in the Anheuser-Busch Foundation Matching Gift Program on the same terms as other salaried employees.

2007 Compensation

     Each year, the Compensation Committee determines the goals and objectives of the Chief Executive Officer. In 2007, they included:

  Achieving key Company financial objectives including gross profit, operating profit, return on capital employed, earnings per share, operating cash flow per share and cash flow to total debt

  Performance against industry trends

  Establishing strategic direction

  Maintaining the Company’s image and reputation

  Developing a succession planning strategy for the Company’s executives

  Maintaining a high performing, diverse workforce

     The Compensation Committee undertook an overall evaluation of the performance of the Chief Executive Officer and the other Named Executive Officers. The evaluation considered both quantitative and qualitative factors, including achieving Company objectives and other relevant factors and did not rely on any formula or other numeric weighting of the various factors. Based on its evaluation, the Committee determined the base salary increase, annual incentive and long-term stock incentive compensation to be paid to the Chief Executive Officer and the other Named Executive Officers. The Committee considered the strong performance of the Company, including:

  Consolidated earnings per share growth of 10.3%, exceeding Company long-term targets

  Operating cash flow (before changes in working capital) increase of 19%

  Sales and profit growth for each of the Company’s principal operating units.

  Significant progress in adapting and broadening its U.S. brand portfolio, favorably positioning the Company for achieving sustainable long-term growth.

     Base Pay: The Committee increased the base salary of Mr. Busch IV for 2008 by 12.7%, reflecting the Company’s strong financial and strategic performance. Mr. Busch IV’s base salary is now at the median of the peer group. The base salaries of the other Named Executive Officers for 2008 were increased by between 2.5% and 5%, and are generally competitive with the comparative peer group.

     Annual Incentive: The Company’s 2007 pre-tax income as adjusted pursuant to the annual incentive program was $2,671,533,000, and the bonus pool was $26,715,000. The annual incentive paid to Mr. Busch IV was above the target, at the 60th percentile, reflecting the Company’s strong financial and strategic performance and his increased responsibilities resulting from his service as President of the Company’s U.S. beer subsidiary in addition to his primary role as Chief Executive Officer. Annual incentives paid to other Named Executive Officers were generally at the peer group median. The annual incentives paid to the other Named Executive Officers reflect their individual performance and the Company’s strong financial and strategic achievements.

     Long-Term Stock Incentive: The long-term stock incentive award made to Mr. Busch IV was 86% of the targeted amount in order to maintain his total direct compensation at an appropriate amount, based on Mr. Busch IV’s performance, experience and comparison to peer group companies. The long-term stock incentive awards provided to the other Named Executive Officers were generally at the target level to continue to provide strong incentives to increase future growth for the Company.

     As described above, one of the Company’s primary objectives in designing the executive compensation program is to attract and retain a highly capable executive workforce. In order to provide competitive compensation, the Company surveys executive officer compensation at the peer group, and the compensation paid by the peer group is a significant factor in determining the compensation paid to Anheuser-Busch executives. The peer group comparisons, the Committee’s recognition of Mr. Busch IV’s importance to the organization and the absence of any separate individual serving as the president of the Company’s U.S. beer subsidiary all contributed to Mr. Busch IV’s compensation significantly exceeding that of any other of the Company’s executive officers.

OTHER MATTERS

Executive Stock Ownership

     In order to help assure that the long term interests of Anheuser-Busch executives are aligned with those of stockholders, Anheuser-Busch requires that the CEO and all other executive officers own significant amounts of the Company’s common stock. The Company considers these guidelines to be an important part of its corporate governance practices, and they are administered by the Corporate Governance Committee. For a further description of the guidelines, please refer to the Corporate Governance Guidelines of the Company, which are attached as Appendix A to this proxy statement.

Tax and Accounting Considerations

     The Committee reviews projections of the estimated accounting (pro forma expense) and tax impact of all material elements of the executive compensation program. Generally, the Company realizes a tax deduction upon the executive’s receipt/realization of the compensation.

     Section 162(m) of the Internal Revenue Code generally provides that publicly held corporations may not deduct in any one taxable year certain compensation paid to the Chief Executive Officer and the next four most highly compensated executive officers in excess of $1 million. The Committee uses, where practical, compensation policies and programs that preserve the tax deductibility of executive compensation; however, the Committee at its sole discretion may approve payment of nondeductible compensation from time to time if the Committee determines that doing so would advance the long term interests of stockholders. The annual incentives and the long-term stock incentive awards are designed to qualify as deductible executive compensation.

     The Company does not regard as likely that any misconduct or error by the Company or its employees will result in a restatement of its financial statements and has accordingly not found it necessary to develop a policy on the consequences of such a restatement on past compensation payments or awards. If such a restatement should ever occur, the Company would develop an appropriate response relating to past compensation payments or awards. The Company believes that all 2007 annual incentives and long-term stock incentive awards qualified as deductible compensation.

Severance Benefits/Consulting Agreements with Executive Officers

     Anheuser-Busch does not have executive employment agreements or executive severance agreements with any of its executive officers. If an executive officer is terminated or resigns from the Company, the Company has no contractual obligation to pay salary or annual incentive to the executive.

     The Company will often enter into consulting agreements with retiring or resigning executive officers. These arrangements are reviewed and approved by the Compensation Committee. The Committee believes that these arrangements benefit the Company by assisting the Company in an orderly succession of the executive’s responsibilities, by providing assurances that the executive will not work for the Company’s competitors and by maintaining the Company’s ability to continue to access the services of the executive after the executive’s departure from the Company.

     In 2007, Mark T. Bobak, Group Vice President and Chief Legal Officer of the Company, resigned from the Company to start his own law firm. The Company entered into a consulting agreement with Mr. Bobak, the terms of which are described on page 55.

Change in Control Benefits

     Potential changes in control can create great uncertainty for executives in circumstances when the Company most needs effective leadership. The change in control benefits provided by Anheuser-Busch are designed to provide adequate protection for executives so that the possibility of significant compensation loss will not distract them from their leadership of the Company. The Company’s change in control benefits do not provide executives with a multiple of salary or annual incentive but instead protect granted, unvested long-term stock incentive awards and in-process, earned annual incentive payments and provide pension and tax protection (refer to pages 47-53 for more details).

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the U.S. Securities and Exchange Commission.

The Compensation Committee
Vernon R. Loucks, Jr. (Chair)
James J. Forese
Vilma S. Martinez
William Porter Payne

Summary Compensation Table

						Change in
						Pension
						Value and
						Nonqualified
						Deferred	All Other
Name and				Stock	Option	Compensation	Compensation
Principal Position	Year	Salary($)	Bonus($)	Awards($)(1)	Awards($)(2)	Earnings($)(3)	($)(4)	Total($)
A. A. Busch IV	2007	1,225,000	2,500,000	869,228	8,299,998	1,023,100	206,013	14,123,339
President and	2006	972,917	1,200,000	269,198	7,199,996	158,900	136,494	9,937,505
Chief Executive
Officer of the
Company and
Chairman and
President of
Anheuser-Busch,
Incorporated(5)
W. R. Baker	2007	645,750	650,000	256,270	2,274,996	0	104,780	3,931,796
Vice President	2006	615,000	600,000	112,765	1,721,996	366,100	106,177	3,522,038
and Chief
Financial Officer
M. T. Bobak	2007	634,608	600,000	613,867	5,291,139	420,500	2,501,873	10,061,987
Group Vice	2006	577,600	600,000	93,350	1,655,126	67,000	92,925	3,086,001
President and
Chief Legal
Officer(6)
D. J. Muhleman	2007	603,488	545,000	210,764	2,112,201	895,700	81,854	4,449,007
Group Vice	2006	574,750	525,000	105,388	1,264,443	319,600	73,928	2,863,109
President-
Brewing,
Operations and
Technology,
Anheuser-Busch,
Incorporated
M. J. Owens	2007	540,000	475,000	183,352	1,889,993	794,900	85,717	3,968,962
Vice President-	2006	500,000	500,000	91,678	1,099,996	254,100	81,363	2,527,137
Business
Operations,
Anheuser-Busch,
Incorporated
____________________

(1)	The performance based restricted stock issued on January 1, 2007 is considered by the Company to be a component of the 2006 executive compensation program.

The compensation cost associated with performance-based restricted stock is based on the fair value on the effective date of the grant recognized over the three-year performance period of the awards. The fair value of performance-based restricted stock is the market price on the effective date of the grant less an actuarially-determined discount that reflects the risk of forfeiture due to the performance vesting criteria. Development of the discount involves a Monte Carlo simulation of anticipated total shareholder returns for Anheuser-Busch and the S&P 500 companies that comprise the performance comparison group, based on historical volatilities and correlation among these volatilities.

Please see Note 6 on pages 56-59 of the Company’s 2007 annual report to shareholders for a discussion of the value of the restricted stock awards.

(2)	In accordance with FAS 123R, stock option expense is based on the grant date fair value of the options awarded, with the fair value determined using a binomial (lattice method) option-pricing model. For 2007 valuation, the binomial model assumed an expected option term of 6.3 years, an expected volatility of Anheuser-Busch common shares of 22%, an expected dividend yield for Anheuser-Busch common shares of 2.5% and a risk free interest rate of 3.6%.

Mr. Busch IV, Mr. Baker, Mr. Muhleman and Mr. Owens meet age or years of service criteria under the Company’s stock option plans such that all outstanding options granted to them would vest upon their retirement. Accordingly, the normal three year vesting period of the options is considered “nonsubstantive” under FAS 123R and options granted to these individuals were expensed in full on the grant date.

Please see Note 6 on pages 56-59 of the Company’s 2007 annual report to shareholders for a discussion of the value of the stock option awards.

(3)	Amounts shown are increases in pension value. Mr. Busch’s 2007 change in pension value includes a $100 decrease in the value of his brewery workers pension plan benefit. Mr. Baker’s 2007 pension value decreased $484,900. The Company does not pay above-market interest on nonqualified deferred compensation.

(4)	All Other Compensation in the Summary Compensation Table above includes the following components:

		401(k) and
		Restoration	Supplemental	Subsidiary
		Plan Matching	Insurance	Board	Tax
Name	Year	Contributions	Premiums	Fees	Gross-ups	Other(a)	Total
A. A. Busch IV	2007	65,518	0	11,700	82,524	46,271	206,013
W. R. Baker	2007	34,537	17,718	0	10,563	41,962	104,780
M. T. Bobak	2007	33,942	7,931	8,550	9,311	2,442,139	2,501,873
D. J. Muhleman	2007	32,277	11,863	0	435	37,279	81,854
M. J. Owens	2007	28,881	10,567	1,000	4,822	40,447	85,717
____________________

(a)	Includes costs for personal use of Company car, financial and tax planning services, club memberships, the use of the Company barber shop, courier and car services, travel and accident insurance premiums, promotional awards, and beer for personal use and entertaining. The figure for Mr. Bobak in this column includes $2,400,000 which will be paid to him on January 2, 2013 pursuant to his consulting agreement. See page 55 for additional information on this agreement.

     As previously described on page 14, the Company owns corporate aircraft and corporate residences. Subject to strict compliance with written Company policies, Company personnel, including executive officers, using the corporate aircraft and corporate residences for business purposes may be permitted to invite family members or other guests to accompany them on the aircraft or to join them in the use of the corporate residences. The Company provides unlimited complimentary admission to its theme parks to executive officers and their guests and similarly annually provides to all full-time U.S.-based salaried employees twelve admission tickets. The Company does not incur any additional incremental costs as a result of such accompaniment, use, or admission and the table above does not include any amount for these arrangements. These arrangements are included in the compensation of the Company personnel as required by tax law.

(5)	Mr. Busch IV became President and Chief Executive Officer on December 1, 2006. Prior to that appointment, he was President of the Company’s subsidiary, Anheuser-Busch, Incorporated (which position he continues to hold) and Vice President and Group Executive of the Company.

(6)	Mr. Bobak did not meet the age or years of service criteria under the Company’s stock option plans such that all outstanding options granted to him would have vested pursuant to their terms upon his resignation. Accordingly, the options granted to Mr. Bobak were expensed ratably over the three-year vesting period commencing immediately following the date of grant.

Mr. Bobak resigned his position with the Company on December 31, 2007. The Company entered into a consulting agreement with Mr. Bobak. Pursuant to the consulting agreement, the Company agreed that his performance based restricted stock would not be forfeited. The expense resulting from this agreement, as calculated pursuant to FAS 123R, was $378,000, and this amount is included in the Stock Awards column for 2007. The remaining amounts in the Stock Awards column for 2007 reflect the amortizing of the performance based restricted stock awards in 2007.

The Company also agreed that his unvested stock options, including the 2007 option grant, would not be forfeited. The expense resulting from this agreement, as calculated pursuant to FAS 123R, was $3,787,000, and this amount is included in the Option Awards column for 2007. The remaining amounts in the Option Awards column for 2007 reflect the amortizing of the option awards that were vested at the time of his resignation.

For more information concerning the consulting agreement with Mr. Bobak, please see page 55.

Grants Of Plan-Based Awards

		Estimated Future		All Other
		Payouts Under Equity		Option Awards:		Grant Date
		Incentive Plan Awards		Number of	Exercise or	Fair Value
				Securities	Base Price of	of Stock and
	Grant	Threshold	Maximum	Underlying	Option Awards	Option Awards
Name	Date	(#)	(#)	Options (#)(1)	($/Sh)	($)
A. A. Busch IV	11/28/07	—	—	773,532	51.8900	8,299,998

W. R. Baker	11/28/07	—	—	212,022	51.8900	2,274,996

M. T. Bobak	11/28/07	—	—	212,022	51.8900	2,274,996

D. J. Muhleman	11/28/07	—	—	196,850	51.8900	2,112,201

M. J. Owens	11/28/07	—	—	176,141	51.8900	1,889,993
____________________

(1)	The options listed under “All Other Option Awards : Number of Securities Underlying Options” in the Grants of Plan-Based Awards table vest (i.e., become exercisable) in three equal parts on November 28, 2008, November 28, 2009, and November 28, 2010. The Compensation Committee is authorized to accelerate exercisability of options in connection with a termination of employment. In connection with certain equity restructuring transactions, the Committee will make an equitable adjustment (e.g., by adjustment of the number of options or the exercise price) as necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the outstanding award of options. The one-third of the 2007 grant which normally would become exercisable on November 28, 2008 was made eligible for earlier vesting if transferred in gifts to certain family members, trusts, or partnerships. Transfers to family members, trusts, or partnerships will not reduce or defer (i) the compensation income that an optionee would otherwise recognize from an exercise of the options or (ii) the Company’s tax deduction that would otherwise result from the option exercise. A tax payment feature allows the use of option stock to pay the minimum withholding taxes related to an option exercise. The number of options granted with the tax payment feature in 2007 to the named officers were: Mr. Busch IV, 771,605; Mr. Baker, 210,095; Mr. Bobak, 210,095; Mr. Muhleman, 194,923; and Mr. Owens, 174,214.

For a discussion of the vesting and forfeiture consequences on restricted stock and options as a result of a change in control of the Company or the death, disability, retirement or termination of the recipient, please see “Potential Payments Upon Termination or Change in Control” beginning on page 47.

Outstanding Equity Awards At Fiscal Year-end

		Option Awards				Stock Awards
						Equity	Equity Incentive
						Incentive	Plan Awards:
						Plan Awards	Market or
		Number	Number			Number of	Payout Value
		of Securities	of Securities			Unearned	of Unearned
		Underlying	Underlying			Shares, Units	Shares,
	Grant Date or	Unexercised	Unexercised	Option	Option	or Other Rights	Units or Other
	Performance	Options(#)	Options(#)	Exercise	Expiration	That Have Not	Rights That Have
Name	Period (1)	Exercisable	Unexercisable	Price ($)	Date	Vested (#)(2)	Not Vested ($)(2)
A. A. Busch IV	11/25/98	50,000	—	29.9688	11/24/08
	11/24/99	100,000	—	37.8907	11/23/09
	11/22/00	150,000	—	48.8750	11/21/10
	11/28/01	216,700	—	42.9450	11/27/11
	11/27/02	500,000	—	49.9100	11/26/12
	11/26/03	600,000	—	52.2600	11/25/13
	11/24/04	500,000		50.2850	11/23/14
	11/23/05	244,419	122,209	43.8000	11/22/15
	11/21/06	246,660	493,319	46.3700	11/20/16
	11/28/07	—	773,532	51.8900	11/27/17
	1/1/06-1/2/09					18,158	950,390
	1/1/07-1/4/10					36,119	1,890,468

W. R. Baker	11/25/98	200,000	—	29.9688	11/24/08
	11/24/99	200,000	—	37.8907	11/23/09
	11/22/00	250,000 (3)	—	48.8750	11/21/10
	11/28/01	270,900	—	42.9450	11/27/11
	11/27/02	300,000	—	49.9100	11/26/12
	11/26/03	325,000	—	52.2600	11/25/13
	11/24/04	300,000	—	50.2850	11/23/14
	11/23/05	102,384	51,191	43.8000	11/22/15
	11/21/06	58,993	117,985	46.3700	11/20/16
	11/28/07	—	212,022	51.8900	11/27/17
	1/1/06-1/2/09					7,606	398,098
	1/1/07-1/4/10					8,638	452,113

M. T. Bobak	11/24/99	67,362	—	37.8907	11/23/09
	11/22/00	100,000	—	48.8750	11/21/10
	11/28/01	135,500	—	42.9450	11/27/11
	11/27/02	140,000	—	49.9100	11/26/12
	11/26/03	150,000	—	52.2600	11/25/13
	11/24/04	175,000	—	50.2850	11/23/14
	11/23/05	84,752	42,376	43.8000	11/22/15
	11/21/06	58,533	117,064	46.3700	11/20/16
	11/28/07	—	212,022	51.8900	11/27/17
	1/1/06-1/2/09					6,296	329,533
	1/1/07-1/4/10					8,571	448,606

D. J. Muhleman	11/25/98	80,000	—	29.9688	11/24/08
	11/24/99	80,000	—	37.8907	11/23/09
	11/22/00	100,000	—	48.8750	11/21/10
	11/28/01	216,700	—	42.9450	11/27/11
	11/27/02	225,000	—	49.9100	11/26/12
	11/26/03	230,000	—	52.2600	11/25/13
	11/24/04	230,000	—	50.2850	11/23/14
	11/23/05	95,683	47,841	43.8000	11/22/15
	11/21/06	43,318	86,635	46.3700	11/20/16
	11/28/07	—	196,850	51.8900	11/27/17
	1/1/06-1/2/09					7,108	372,033
	1/1/07-1/4/10					6,343	331,993

		Option Awards				Stock Awards
						Equity	Equity Incentive
						Incentive	Plan Awards:
						Plan Awards:	Market or
		Number	Number			Number of	Payout Value
		of Securities	of Securities			Unearned	of Unearned
		Underlying	Underlying			Shares, Units	Shares,
	Grant Date or	Unexercised	Unexercised	Option	Option	or Other Rights	Units or Other
	Performance	Options(#)	Options(#)	Exercise	Expiration	That Have Not	Rights That Have
Name	Period (1)	Exercisable	Unexercisable	Price ($)	Date	Vested (#)(2)	Not Vested ($)(2)
M. J. Owens	8/12/98	12,000	—	25.2657	8/11/08
	11/25/98	60,000	—	29.9688	11/24/08
	11/24/99	60,000	—	37.8907	11/23/09
	11/22/00	70,000	—	48.8750	11/21/10
	11/28/01	86,700	—	42.9450	11/27/11
	11/27/02	150,000	—	49.9100	11/26/2012
	11/26/03	175,000	—	52.2600	11/25/2013
	11/24/04	230,000	—	50.2850	11/23/2014
	11/23/05	83,239	41,619	43.8000	11/22/2015
	11/21/06	37,685	75,367	46.3700	11/20/2016
	11/28/07	—	176,141	51.8900	11/27/2017
	1/1/06-1/2/09					6,184	323,671
	1/1/07-1/4/10					5,518	288,812
____________________

(1)	For options granted on November 23, 2005, vesting is in three equal installments on November 23, 2006, November 23, 2007, and November 23, 2008.

For options granted on November 21, 2006, vesting is in three equal installments on November 21, 2007, November 21, 2008, and November 21, 2009.

For options granted on November 28, 2007, vesting is in three equal installments on November 28, 2008, November 28, 2009 and November 28, 2010.

(2)	These figures represent shares of restricted stock that are subject to performance targets for an approximately 36-month performance period. Vesting of the shares will be 0%, 80%, or 100%, depending on whether the Company’s total shareholder return at the end of each performance period is in the lowest 25%, the middle 50%, or the top 25%, respectively, compared to the total shareholder return of all of the companies comprising the Standard & Poor’s 500 Stock Index© on the first day of such performance period, with any remainder being forfeited. The figures reported are based upon an assumption that 80% vesting will occur. The value is based on the closing price of the shares on December 31, 2007.

(3)	67,000 of these have been transferred to a family partnership.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired	on	Acquired	on
	on Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
A. A. Busch IV	0	0	0	0
W. R. Baker	195,000	5,943,096	0	0
M. T. Bobak	45,000	953,226	0	0
D. J. Muhleman	40,000	1,168,045	0	0
M. J. Owens	0	0	0	0

EXECUTIVE RETIREMENT PLANS

     Executive officers are eligible for participation in a tax-qualified defined benefit plan and a tax-qualified defined contribution plan. The ability of executive officers to participate fully in these plans is limited under IRS and ERISA requirements and, as a result, the Company provides nonqualified plans that restore the normal benefits that cannot be paid from the qualified plans. In addition, in order to provide competitive overall retirement benefits and retention incentives to its executive officers, the Company offers additional benefits under these nonqualified supplemental pension benefits and nonqualified deferred compensation plans. These plans are described below.

Pension Benefits

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)(1)	($)
A. A. Busch IV	Salaried Employees	21	381,500	0
	Pension Plan
	Brewery Workers Plan	1	600	0
	Supplemental Executive	21	3,798,600	0
	Retirement Plan
W. R. Baker	Salaried Employees	37	1,498,900	0
	Pension Plan
	Supplemental Executive	37	6,655,400	0
	Retirement Plan
M. T. Bobak	Salaried Employees	15	262,900	0
	Pension Plan
	Supplemental Executive	15	1,184,300	0
	Retirement Plan
D. J. Muhleman	Salaried Employees	29	989,900	0
	Pension Plan
	Supplemental Executive	29	3,957,100	0
	Retirement Plan
M. J. Owens	Salaried Employees	26	864,500	0
	Pension Plan
	Supplemental Executive	26	3,100,800	0
	Retirement Plan

(1)     As of September 30, 2007. See pages 44-45 for an explanation of the valuation methods and assumptions.

Anheuser-Busch Salaried Employees’ Pension Plan (“SEPP”)

     The SEPP is a tax qualified defined benefit pension plan that provides retirement benefits for all salaried employees of Anheuser-Busch Companies, Inc. and certain of its subsidiaries.

     The plan’s benefit formula takes into account a participant’s credited service and average annual salary. Average annual salary is the highest five consecutive year average of the participant’s annual base pay rate in effect on January 1 of each year. Base pay is the only element of compensation that is reflected in the benefit formula.

     Benefits under the plan are calculated on the basis of the following formula:

1.375 % of average annual salary up to an amount equal to one-fourth of the social security wage base (social security wage base for 2007 was $97,500)

Plus

1.75 % of average annual salary in excess of one-fourth of the social security wage base

Times

years of credited service (up to a maximum of thirty years)

     The amount determined under the formula is the participant’s annual benefit payable at age 65 under the life with ten years certain method of payment. That amount is used as the basis for determining early retirement benefits and the other payment method options available under the plan.

     The SEPP permits payment of benefits as early as age 55. Benefits paid before age 65 may be reduced depending on the participant’s age and service at the time of termination of employment. Early retirement benefits are calculated as follows:

  Participants age 58 or older with 30 years of service receive their full accrued benefit without reduction.

  Participants age 55 to 58 with 30 years of service have their benefit reduced by one-fourth of one percent for each month that initial payment precedes age 58.

  Participants age 55 or older with between 10 and 30 years of service have their benefit reduced by one-fourth of one percent for each month that initial payment precedes age 65.

  Other vested participants have their early retirement benefits determined on an actuarial (non-subsidized) basis.

     Participants may elect to receive benefit payments under any of the following actuarially equivalent forms of payment:

  Life with ten years certain (basic method under plan formula)

  Life with five years certain

  Life only

  Life, upon death two-thirds of the benefit to be paid to designated survivor for life

  Life, upon death three-fourths of the benefit to be paid to designated survivor for life

  Life, upon death payments to be made to designated survivor until total payments equal the actuarial equivalent value of the benefit

  Installment payments (five, ten, or fifteen years certain)

  Lump sum

     Actuarial value and actuarial equivalence are determined on the basis of mortality and interest rate assumptions, which vary based on the date payments begin and the form of payment elected. For example, lump sum payments made during 2007 were calculated based on a mortality table specified by the Internal Revenue Service and an interest rate of 4.925%.

     If the employment of a participant in the SEPP is involuntarily terminated within three years after a change in control, the participant’s benefit will be determined by taking into account five additional years of age and credited service or by increasing the benefit by 15%, whichever provides the larger benefit. The plan does not otherwise provide years of credited service other than for covered salaried employment.

     Mr. Baker is the only Named Executive Officer currently eligible for early retirement benefits under the SEPP.

St. Louis Teamster Brewery Workers Pension Plan (“Brewery Workers Plan”)

     The Brewery Workers Plan is a tax qualified defined benefit pension plan that provides retirement benefits for hourly employees who are covered by certain collective bargaining agreements. Mr. Busch IV participated in the plan briefly at the beginning of his career.

Anheuser-Busch Companies, Inc. Supplemental Executive Retirement Plan (“SERP”)

     The SERP is a nonqualified, unfunded defined benefit plan. The plan provides supplemental retirement benefits to improve the competitiveness of overall retirement benefits for executive officers and to provide benefits that cannot be provided under the SEPP due to Internal Revenue Code qualified plan compensation limits. Executive officers and certain other key executive employees are eligible to participate in the plan.

     The plan’s benefit formula takes into account a participant’s credited service and eligible earnings. Eligible earnings are generally the single highest combination of a participant’s current year annual base pay rate as of January 1 and prior year bonus during the last five years of employment. For executive officers, the bonus amount reflected in the formula cannot exceed two times the executive’s target bonus.

     An executive officer’s annual benefit payable at age 65 under the life with ten years certain method is calculated on the basis of the following benefit formula:

  1.67% of eligible earnings times credited service (up to a maximum of thirty years) minus the annual benefit under the SEPP and the participant’s annual primary social security benefit.

     The plan also provides a minimum benefit that restores the benefits that cannot be provided under the SEPP due to the limitations on the amount of compensation that can be taken into account under ERISA qualified plans (the compensation limitation for 2007 was $225,000).

     The SERP permits payment of benefits as early as age 55. Early retirement benefits under the SERP are determined in the same manner as described for the SEPP. No benefit is payable under the SERP to any participant who ceases employment prior to age 55, other than upon disability or a Change in Control as described in “Payments Upon Disability” on page 50 and “Payments Upon a Change in Control” on pages 50-51, to the extent permitted under Section 409A of the Internal Revenue Code.

     Participants may elect to receive benefit payments under any of the following actuarially equivalent forms of payment:

  Life with ten years certain (basic method under plan formula)

  Life, upon death two-thirds of the benefit to be paid to designated survivor for life

  Installment payments (five or ten years certain)

  Lump sum

     Mr. Baker is the only Named Executive Officer currently eligible for early retirement benefits under the SERP. The Company does not grant years of credited service other than for covered salaried employment.

Valuation Method and Assumptions For Pension Benefits Table

     The actuarial present value of accumulated benefits for the SEPP and SERP shown in the Pension Benefits table is based on benefits accrued as of September 30, 2007, the Company’s measurement date for financial reporting purposes. The amounts reflect the method and assumptions used in calculating the Company’s pension liability under generally accepted accounting principles as of that date, except that each executive is assumed to remain actively employed until retirement on September 30, 2007, or the next earliest age at which he is eligible for unreduced retirement benefits under the terms of the plans. The material assumptions used in the calculations were:

  Discount rate: 6.4%

  Lump sum interest rate: For Mr. Baker, who was eligible for unreduced retirement benefits prior to September 30, 2007, the rate was 4.925% for benefits under the SERP and under the SEPP. For Mr. Busch IV, Mr. Muhleman and Mr. Owens, who will not become eligible for unreduced retirement benefits until sometime after 2007, the rate was 6% for benefits under the SEPP and SERP. The amounts indicated in the Pension Benefits table for Mr. Bobak’s accumulated benefits were determined as of September 30, 2007 and were based on a lump sum interest rate of 6%. Mr. Bobak resigned on December 31, 2007, and on that date his accumulated benefit under the SERP was approximately $1,304,000 (based on the lump sum interest rate applicable to 2008 retirements, 4.86%). Pursuant to the consulting agreement between Mr. Bobak and the Company, the Company will pay to him this accumulated SERP benefit on January 2, 2013. For more information concerning the consulting agreement between Mr. Bobak and the Company, please see page 55.

  Post-retirement mortality: The mortality table used in valuing monthly payments was the RP-2000 Combined Healthy Mortality Table, adjusted for white collar employees and projected to 2005. The mortality table used in valuing lump sum payments was the table published by the Internal Revenue Service in Revenue Ruling 2001-62.

  Payment distribution assumptions: The valuation of SEPP benefits was based on an 80% probability that the executive would elect the lump sum and a 20% probability that he would elect the life with 10 years certain annuity form. The valuation of SERP benefits was based on a 100% probability that the executive would elect the lump sum.

     In determining the present value of accumulated benefits for Mr. Busch IV under the Brewery Workers Plan, the material assumptions were the 6.4% discount rate, the 1994 Group Annuitant Mortality Table and a 100% probability of electing the life only form of payment under that plan.

Nonqualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance at
	in Last FY	in Last FY	in Last FY	Distributions	Last FYE
Name	($)(1)	($)(2)	($)	($)	($)(3)
A. A. Busch IV	60,132	53,461	58,814	0	864,385
W. R. Baker	871,017	22,465	485,812	0	10,120,051
M. T. Bobak	24,637	21,905	38,877	0	662,771
D. J. Muhleman	22,767	20,243	26,636	0	399,808
M. J. Owens	18,896	16,801	19,888	0	277,214
____________________

(1)	All of these executive contributions are reported for each Named Executive Officer in the 2007 Salary column in the Summary Compensation Table on page 37, with the exception of $600,000 for Mr. Baker, which is reported in the 2006 Bonus Column of that Table.

(2)	All of these contributions by the Registrant are reported for each Named Executive Officer in the 2007 All Other Compensation column in the Summary Compensation Table on page 37.

(3)	The amounts in this column represent compensation earned (and elected to be deferred) by the executives during their careers, along with market based earnings on the deferred amounts based on investment elections made at the time of deferral. The amounts in this column that are included in the Summary Compensation Table for 2006 and 2007 are $85,420 and $113,593 for Mr. Busch IV, $645,697 and $293,482 for Mr. Baker, $40,831 and $46,542 for Mr. Bobak, $41,060 and $43,010 for Mr. Muhleman, and $32,533 and $35,697 for Mr. Owens.

Anheuser-Busch Executive Deferred Compensation Plan (“Deferred Compensation Plan”)

     The Deferred Compensation Plan is a nonqualified, unfunded defined contribution plan. The plan provides executive officers with the opportunity to defer salary and bonus compensation for a period of years or until termination of employment.

     Employees eligible to participate include executive officers and other key executive employees. Eligible individuals can elect to defer all or any portion of their base salary and bonus compensation in excess of $200,000. (Salary and bonuses that Named Executive Officers have elected to defer are reported in the respective Salary and Bonus columns of the Summary Compensation Table of the proxy statement each year.)

     Participants elect to have earnings credited on the amounts deferred on the basis of the following hypothetical investment options, all of which reflect market based rates of return: S&P 500 Index Fund, Wilshire 5000 Index Fund, Money Market Fund and four Fixed Interest Funds. The interest rates established for the Money Market Fund and the four Fixed Interest Funds reflect the Company’s costs of borrowing for the respective maturities. The Fixed Interest Funds credit interest at fixed rates that are available for one, three, five, or ten year terms. Amounts invested in a Fixed Interest Fund must remain in the fund until the end of the applicable term. Participants may reallocate other amounts on a monthly basis.

     The investment returns during 2007 on amounts allocated to the S&P 500 Index Fund and the Wilshire 5000 Index Fund were as follows:

  S&P 500 Index Fund: 5.47%

  Wilshire 5000 Index Fund: 5.56%

     The interest rates applicable to amounts allocated to the Money Market Fund and the Fixed Interest Funds during 2007 were as follows:

  Money Market Fund: 5.22% (average semi-monthly rate for 2007)

  One-Year Fixed Interest Fund: 5.25%

  Three-Year Fixed Interest Fund: 5.10%

  Five-Year Fixed Interest Fund: 5.20%

  Ten-Year Fixed Interest Fund: 5.40%

     Participants make separate elections each year regarding the amount to defer, the deferral period, and the timing and method of distribution at the end of the deferral period. Participants may elect a fixed deferral period of five, ten, fifteen or twenty years or to defer payment until termination of employment. Participants who leave employment prior to the end of an elected fixed deferral period must begin receiving payments after termination of employment even if the fixed period has not expired. Participants may elect to have deferral amounts distributed in a single lump sum or in five or ten annual installments. For amounts deferred after December 31, 2004, changes that extend the deferral period or the payment period or result in a later payment commencement date must result in deferring payments at five years from the original payment date. Participants cannot elect to shorten the deferral period or the payment period elected for any prior deferral.

     To the extent permitted under Section 409A of the Internal Revenue Code, distributions may be accelerated in the event of an unforeseeable emergency or hardship approved by the Company.

     If and to the extent payments to an executive officer that would otherwise be made under the plan during a year are nondeductible for tax purposes, payment will be delayed until a future year when the payment is deductible.

Anheuser-Busch 401(k) Restoration Plan (“Restoration Plan”)

     The Restoration Plan is a nonqualified, unfunded defined contribution plan. The plan restores benefits that cannot be provided under the Company’s qualified 401(k) plan due to Internal Revenue Code qualified plan compensation limits. The Internal Revenue Code compensation limit for 2007 was $225,000.

     To be eligible for the Restoration Plan, an individual must have a base salary that exceeds the Internal Revenue Code limit on qualified plan compensation. The individual must also be a participant in the Company’s qualified 401(k) plan and contributing at least 6% of base pay under that plan. The only type of compensation taken into account under the Restoration Plan is base pay.

     The Restoration Plan allows participants to defer 6% of base pay in excess of the Internal Revenue Code compensation limit and obtain Company matching contributions on those deferrals. Company matching contributions are made at the same rate as provided in the Company’s qualified 401(k) plan. Company matching contributions are made in the form of hypothetical contributions to the Company Stock Fund and must be maintained in the fund except as described below. The match rate for the plan year April 1, 2007 through March 31, 2008 is 90.50%.

     Most participants must have 50% of their deferral invested in the Company Stock Fund for at least one complete calendar year before those amounts may be transferred to another available investment fund. Executive officers may not allocate or transfer any deferrals to the Company Stock Fund. Participant deferral amounts may be hypothetically invested in the following funds: Company Stock Fund (not available for executive officers), Short-Term Fixed Income Fund, Medium-Term Fixed Income Fund, Large Cap Stock Index Fund, Mid/Small Cap Stock Index Fund, International Stock Index Fund, Indexed Balanced Fund and Managed Balanced Fund. These are the same investment alternatives available under the Company’s qualified 401(k) plan.

     Other than amounts required to be invested in the Company Stock Fund, participants may transfer investments among the various investment alternatives on a daily basis. Participants who are age 50 and over may transfer all amounts invested in the Company Stock Fund, including personal deferrals and Company matching contributions, among any of the investment alternatives.

     Investments in the Restoration Plan are credited with the same investment return as the corresponding fund in the Company’s qualified 401(k) plan. The investment returns for the available funds during 2007 were as follows:

  Company Stock Fund: 9.10%

  Short-Term Fixed Income Fund: 5.46%

  Medium-Term Fixed Income Fund: 7.44%

  Large Cap Stock Index Fund: 5.59%

  Mid/Small Cap Stock Index Fund: 5.52%

  International Stock Index Fund: 11.44%

  Indexed Balanced Fund: 7.03%

  Managed Balanced Fund: 9.22%

     Distribution to a participant of his balance under the Restoration Plan occurs after termination of employment. Participants may also elect to receive their distributions in either a single lump sum payment or five annual installments. To the extent permitted under Section 409A of the Internal Revenue Code, distributions may be accelerated in the event of an unforeseeable emergency or hardship approved by the Company.

     Participant elections regarding the timing and form of distribution remain in effect until changed by the participant. Any change regarding the timing or form of distribution is effective only with respect to future deferrals and matching contributions.

     If and to the extent payments to an executive officer that would otherwise be made under the plan during a year are nondeductible for tax purposes, payment will be delayed until a future year when the payment is deductible.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the Named Executive Officers of the Company in the event of a termination of employment or a change in control of the Company. As explained on page 35, the Company’s change in control benefits do not provide a multiple of salary or bonus but instead protect previously granted, unvested long-term incentive awards; in-process, earned annual incentive payments; and provide pension and tax protection. The compensation payable and the accelerated vesting of equity awards (consisting of stock options and restricted stock) in each situation are described in the narrative below. The amount of compensation payable and the value of accelerated vesting of equity awards in each situation with respect to each Named Executive Officer are listed in the tables following the narrative.

     The estimated amounts shown in the tables below assume that the termination or change in control was effective on December 31, 2007 and that the Company’s common stock was $52.34 per share, which was the closing price of the shares on December 31, 2007. The amount indicated in the tables below as the value of the accelerated vesting for stock options represents the amount by which the closing price of the common stock exceeds the exercise price of the options for which vesting is accelerated. For purposes of the tables below, the Company has assumed that the potential bonus payments in each situation would be equal to the bonus amounts actually paid and shown in the “Summary Compensation Table” beginning on page 37, and such potential bonus payments would not be in addition to the bonus amounts actually paid. The Compensation Committee is empowered to remove restrictions on equity awards, the Officer Bonus Plan, the SERP, the Deferred Compensation Plan and the Restoration Plan; accelerate vesting of equity awards; and permit or accelerate payments under the Officer Bonus Plan, the SERP, the Deferred Compensation Plan and the Restoration Plan, notwithstanding the general provisions of the awards or plans. The following tables have been compiled on the assumption that the general provisions of the awards and plans will be applied, unless otherwise indicated.

Payments Upon Voluntary Termination

     Upon a voluntary termination of employment, a Named Executive Officer would receive the following:

  Officer Bonus Plan – For purposes of the following tables, the Company has assumed that the Compensation Committee would exercise its discretion in favor of paying bonuses in the case of a voluntary termination.

  Equity Awards – No equity awards vest upon a voluntary termination (except in the case of retirement as described below), and all unvested awards are forfeited. However, previously vested stock options would continue to be exercisable until the earlier of the option expiration date or three months after termination.

  Nonqualified Pension and Deferred Compensation Plans – Account balances under the Deferred Compensation Plan and the Restoration Plan and, in the case of a termination of employment after age 55, the accrued benefit under the SERP, will be paid.

  Executive Life Insurance – The executive may convert the policy to a personal policy or surrender the policy and receive the cash surrender value of the policy.

Payments Upon Retirement

     Upon retirement, a Named Executive Officer would receive the following:

  Officer Bonus Plan – For purposes of the following tables, the Company has assumed that the Compensation Committee would exercise its discretion in favor of paying bonuses in the case of retirement.

  Equity Awards – All outstanding stock options will automatically vest and be exercisable until the option expiration date. With respect to restricted stock, a pro rata portion of restricted stock corresponding to the number of full months of the related performance period elapsed through the date of retirement will remain eligible for vesting if the applicable performance goal is attained, and the rest will be forfeited.

  Nonqualified Pension and Deferred Compensation Plans – Account balances under the Deferred Compensation Plan and the Restoration Plan and, in the case of retirement after age 55, the accrued benefit under the SERP, will be paid.

  Executive Life Insurance – The executive may convert the policy to a personal policy or surrender the policy and receive the cash surrender value of the policy.

  Financial and Tax Planning Services – Up to $17,000 annually in financial and tax planning services for a period of five years after retirement will be provided.

Payments Upon Involuntary Not For Cause Termination

     Upon an involuntary not for cause termination of employment, a Named Executive Officer would receive the following:

  Officer Bonus Plan – For purposes of the following tables, the Company has assumed that the Compensation Committee would exercise its discretion in favor of paying bonuses in the case of an involuntary not for cause termination.

  Equity Awards – No equity awards vest upon an involuntary termination of employment. However, in the case of an involuntary termination of employment due to a sale of assets, liquidation, shutdown, spin-off, reorganization or similar event, (i) all unvested stock options are forfeited but previously vested stock options would continue to be exercisable until the option expiration date and (ii) a pro rata portion of restricted stock corresponding to the number of full months of the related performance period elapsed through the date of such termination will remain eligible for vesting if the applicable performance goal is attained, and the rest will be forfeited. In the case of any other involuntary not for cause termination, all outstanding stock options (vested or unvested) and unvested restricted stock are forfeited.

  Nonqualified Pension and Deferred Compensation Plans – Account balances under the Deferred Compensation Plan and the Restoration Plan and, in the case of a termination of employment after age 55, the accrued benefit under the SERP, will be paid.

  Executive Life Insurance – The executive may convert the policy to a personal policy or surrender the policy and receive the cash surrender value of the policy.

Payments Upon For Cause Termination

     Upon a for cause termination of employment, a Named Executive Officer would receive the following:

  Officer Bonus Plan – For purposes of the following tables, the Company has assumed that the Compensation Committee would exercise its discretion against paying any bonuses in the case of a for cause termination.

  Equity Awards – No equity awards vest upon a for cause termination of employment, and all outstanding stock options (vested or unvested) and unvested restricted stock are forfeited.

  Nonqualified Pension and Deferred Compensation Plans – Account balances under the Deferred Compensation Plan and the Restoration Plan and, in the case of a termination of employment after age 55, the accrued benefit under the SERP, will be paid.

  Executive Life Insurance – The executive may convert the policy to a personal policy or surrender the policy and receive the cash surrender value of the policy.

Payments Upon Death

     Upon termination of employment due to death, a Named Executive Officer (or his or her designated beneficiary or estate) would receive the following:

  Officer Bonus Plan – For purposes of the following tables, the Company has assumed that the Compensation Committee would exercise its discretion in favor of paying bonuses in the case of death.

  Equity Awards – All outstanding stock options will automatically vest and be exercisable by the Named Executive Officer’s post-death representative until the option expiration date. With respect to restricted stock, a pro rata portion of restricted stock corresponding to the number of full months of the related performance period elapsed through the date of death will remain eligible for vesting if the applicable performance goal is attained, and the rest will be forfeited.

  Nonqualified Pension and Deferred Compensation Plans – Account balances under the Deferred Compensation Plan and the Restoration Plan and, in the case of termination of employment due to death after age 55, the accrued benefit under the SERP, will be paid.

  Executive Life Insurance – The death benefits under the executive insurance policy will be paid.

Payments Upon Disability

     Upon termination of employment due to disability, a Named Executive Officer would receive the following:

  Officer Bonus Plan – For purposes of the following tables, the Company has assumed that the Compensation Committee would exercise its discretion in favor of paying bonuses in the case of disability.

  Equity Awards – All outstanding stock options will automatically vest and be exercisable until the option expiration date. With respect to restricted stock, a pro rata portion of restricted stock corresponding to the number of full months of the related performance period elapsed through the date of disability will remain eligible for vesting if the applicable performance goal is attained, and the rest will be forfeited.

  Nonqualified Pension and Deferred Compensation Plans – Account balances under the Deferred Compensation Plan and the Restoration Plan, and the accrued benefit under the SERP, will be paid.

Payments Upon a Change in Control

     Upon the occurrence of a “Change in Control” as defined below (and which may differ among the situations listed below), a Named Executive Officer would receive the following:

  Officer Bonus Plan – Full bonuses earned for completed performance periods and, for current performance periods, payment of bonuses earned on a pro-rata basis will be paid.

  Equity Awards – All outstanding stock options and restricted stock will vest. Vested stock options will be exercisable until the option expiration date.

  Nonqualified Pension and Deferred Compensation Plans – Under the Deferred Compensation Plan and the Restoration Plan, the entire amounts of each participant’s accounts must be distributed in a single sum within 30 days after a Change in Control. Once a Change in Control has occurred, the provisions of the plans requiring distribution within 30 days cannot be amended in any manner without the written consent of each individual who was a participant immediately prior to that date.

  Under the SERP, each participant’s accrued benefit upon a Change in Control becomes fully vested and non-forfeitable and must be paid in a single sum within 30 days after that date. If a participant otherwise satisfied the eligibility requirements for early or normal retirement benefits on a Change in Control, the amount payable to the participant is the amount he or she would have been paid in the event of actual retirement on that date. If a participant did not otherwise satisfy the eligibility requirements for early or normal retirement benefits upon a Change in Control, the amount payable to the participant is the actuarial equivalent value of his or her accrued benefit on that date. For information on eligibility for early or normal retirement benefits under the SERP, see “Anheuser-Busch Companies, Inc. Supplemental Executive Retirement Plan (‘SERP’)” on page 44.

  Tax “Gross Ups” – In the event an excise tax or other special tax is imposed on any payment under the Officer Bonus Plan, the Deferred Compensation Plan, the SERP, or the Restoration Plan due to a Change in Control, the payment amount will be increased to cover such tax on a “gross up” basis.

      A “Change in Control” occurs upon any of the following events:

(i)	subject to limited exceptions, the acquisition by any person of more than 30% of the Company’s voting stock (50% in the case of the Officer Bonus Plan);

(ii)	stockholder approval of a merger or consolidation (or, in the case of 2007 equity awards, completion of a merger or consolidation) in which the stockholders of the Company prior to the merger or consolidation own less than 50% of the surviving entity upon completion of the merger or consolidation;

(iii)	persons serving as directors of the Company, and those replacements or additions subsequently approved by a majority of the Board of Directors (2/3 majority in the case of the Officer Bonus Plan), cease to make up more than 50% of the Board; or

(iv)	stockholder approval of a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the Company’s assets.

     With respect to the Deferred Compensation Plan, the Restoration Plan and the SERP, a “Change in Control” must also be consistent with Section 409A of the Internal Revenue Code.

Mr. Busch IV
Estimated Executive Benefits			Involuntary				Change
and Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$2,500,000	$2,500,000	$2,500,000	$0	$2,500,000	$2,500,000	$2,083,770
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	1,188,013
2007-2009
(performance period)	0	0	0	0	0	0	2,363,099
Stock Options
Accelerated Vesting	0	4,336,869	0	0	4,336,869	4,336,869	4,336,869
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	3,116,888	3,116,888
Executive Life Insurance
Proceeds	0	0	0	0	0	0	N/A
Financial and
Tax Planning	0	85,000	0	0	0	0	N/A
Deferred Compensation	864,385	864,385	864,385	864,385	864,385	864,385	864,385
Excise Tax Gross-up	0	0	0	0	0	0	2,345,435

Mr. Baker
Estimated Executive Benefits			Involuntary				Change
and Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$650,000	$650,000	$650,000	$0	$650,000	$650,000	$1,041,885
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	497,649
2007-2009
(performance period)	0	0	0	0	0	0	565,167
Stock Options
Accelerated Vesting	0	1,236,952	0	0	1,236,952	1,236,952	1,236,952
Benefits and Perquisites:
Nonqualified Pension
(SERP)	6,665,486	6,665,486	6,665,486	6,665,486	5,231,613	6,665,486	6,665,486
Executive Life Insurance
Proceeds	141,764	141,764	141,764	141,764	2,101,764	0	N/A
Financial and
Tax Planning	0	85,000	0	0	0	0	N/A
Deferred Compensation	10,120,051	10,120,051	10,120,151	10,120,151	10,120,151	10,120,151	10,120,151
Excise Tax Gross-up	0	0	0	0	0	0	0

Mr. Bobak

     Since Mr. Bobak resigned from the Company on December 31, 2007, payments to him in connection with his resignation are described on page 55. The cash surrender value of his executive life insurance policy upon his resignation was $25,656, which value he was permitted to convert to a personal policy or to receive in cash.

Mr. Muhleman
Estimated Executive Benefits			Involuntary				Change
and Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$545,000	$ 545,000	$545,000	$0	$545,000	$545,000	$908,310
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	465,093
2007-2009
(performance period)	0	0	0	0	0	0	415,004
Stock Options
Accelerated Vesting	0	1,014,355	0	0	1,014,355	1,014,355	1,014,355
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	2,835,033	2,835,033
Executive Life Insurance
Proceeds	82,760	82,760	82,760	82,760	2,195,760	0	N/A
Financial and
Tax Planning	0	85,000	0	0	0	0	N/A
Deferred Compensation	399,808	399,808	399,808	399,808	399,808	399,808	399,808
Excise Tax Gross-up	0	0	0	0	0	0	0

Mr. Owens
Estimated Executive Benefits			Involuntary				Change
and Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$475,000	$475,000	$475,000	$0	$475,000	$475,000	$854,880
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	404,588
2007-2009
(performance period)	0	0	0	0	0	0	361,041
Stock Options
Accelerated Vesting	0	884,630	0	0	884,630	884,630	884,630
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	2,237,051	2,237,051
Executive Life Insurance
Proceeds	41,862	41,862	41,862	41,862	1,931,862	0	N/A
Financial and
Tax Planning	0	85,000	0	0	0	0	N/A
Deferred Compensation	277,214	277,214	277,214	277,214	277,214	277,214	277,214
Excise Tax Gross-up	0	0	0	0	0	0	0

Equity Compensation Plans

     The following table sets forth, for the Company’s equity compensation plans, the number of outstanding option grants under such plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for issuance under such plans, all as of December 31, 2007.

Number of Shares of
Common Stock
	Number of Shares		Remaining Available
	of		for Future Issuance
	Common Stock		under Equity
	to be Issued	Weighted-Average	Compensation Plans
	upon Exercise of	Exercise Price	(Excluding Shares to be
	Outstanding	of Outstanding	Issued upon Exercise of
Plan Category	Options	Options	Outstanding Options)
Equity compensation plans approved by
security holders(1)	100,491,526	$47.49	36,044,503
Equity compensation plans not
approved by security holders	0	N/A	0
Total	100,491,526	$47.49	36,044,503 (2)

(1)	Includes the 1989 Incentive Stock Plan, the 1998 Incentive Stock Plan, the Global Employee Stock Purchase Plan, the Stock Plan for Non-Employee Directors, the 2006 Restricted Stock Plan for Non-Employee Directors, and the 2007 Equity and Incentive Plan.

(2)	Of the 36,044,503 total number of shares remaining available for future issuance under all the plans listed in note (1) above, as of December 31, 2007, 35,093,423 shares were available for future issuance under the 2007 Equity and Incentive Plan, 840,580 shares were available for future issuance under the Global Employee Stock Purchase Plan, 24,000 shares were available for future issuance under the Stock Plan for Non-Employee Directors and 86,500 shares were available for future issuance under the 2006 Restricted Stock Plan for Non-Employee Directors. No shares remain available for issuance under the 1989 or 1998 Incentive Stock Plans. The 36,044,503 figure in this table includes shares underlying restricted stock awards under the 2007 Equity and Incentive Plan granted on November 28, 2007, that were issued and effective on January 1, 2008. After accounting for 341,029 shares underlying restricted stock issued on January 1, 2008, and other changes in January, as of January 31, 2008, there were 34,754,422 shares (including 12,159,163 shares of restricted stock), remaining available for future issuance under the 2007 Equity and Incentive Plan, 840,580 shares remaining available for future issuance under the Global Employee Stock Purchase Plan, 24,000 shares remaining available for future issuance under the Stock Plan for Non-Employee Directors and 86,500 shares remaining available for future issuance under the 2006 Restricted Stock Plan for Non-Employee Directors. There have been no other option or restricted stock grants under the plans listed in note (1) above since the end of 2007. The 2008 Long-Term Equity Incentive Plan for Non-Employee Directors is being submitted to stockholders for approval to replace both the Stock Plan for Non-Employee Directors and the 2006 Restricted Stock Plan for Non-Employee Directors (see pages 17-19). If the 2008 Long-Term Equity Incentive Plan for Non-Employee Directors is approved, then both the Stock Plan for Non-Employee Directors and the 2006 Restricted Stock Plan for Non-Employee Directors will be terminated (except as to outstanding awards).

____________________

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

     The Company enters into transactions in which its 5% stockholders, directors, executive officers or their family have a material interest only if those transactions are in the best interests of the Company. The Company has adopted a written policy governing the review and approval of related person transactions. Review by the Board’s Conflict of Interest Committee or Compensation Committee of any such transaction is required if the amount involved exceeds $120,000. The policy excepts from review specified categories of transactions that do not pose a significant risk of a conflict of interest, either because a 5% stockholder, director, executive officer or their family would not have a material interest in a transaction of that type or other characteristics of the transaction eliminate the risk of a conflict of interest. The Company does not consider transactions with stockholders who do not attempt to influence the control of the Company to present a significant risk of a conflict of interest, even if the stockholder owns in excess of 5% of the Company’s outstanding common stock. As a result, the Company’s policy did not require approval of transactions with Barclays Global Investors. With the exception of transactions with Barclays, all transactions described in this section have been reviewed and approved as required by the Company’s related person policy.

     In connection with the retirement by Mr. Stokes as Chief Executive Officer of the Company in 2006, Mr. Stokes agreed to provide consulting and advisory services to the Company. Mr. Stokes commenced providing services on March 1, 2007 and the arrangement will terminate on August 31, 2009. Either the

Company or Mr. Stokes may terminate the arrangement on or after March 1, 2008. The services provided by Mr. Stokes are distinct from his responsibilities as a member of the Board of Directors and will not exceed 130 days in any calendar year. The Company agreed to pay to Mr. Stokes a fee of $187,500 for each calendar quarter during the arrangement. The Company provides Mr. Stokes with an office and administrative assistance to be used by him in providing the consulting services. The Company also provides transportation to be used by him in providing the services and reimburses him for the expenses incurred by him during travel while providing the services. The Company’s costs under this arrangement during 2007 approximated $390,000.

     In connection with the retirement by Mr. Busch III as an executive officer of the Company in 2006, Mr. Busch III agreed to provide consulting and advisory services to the Company for six years commencing on December 1, 2006. The services provided by Mr. Busch III are distinct from his responsibilities as a member of the Board of Directors and will not exceed 130 days in any calendar year. Mr. Busch III receives no fee for these services. The Company provides Mr. Busch III with an office and administrative assistance to be used by him in providing the services. The Company also agreed to provide transportation to be used by him in providing services to the Company and to reimburse him for the expenses incurred by him during travel while providing the services. In recognition of Mr. Busch III’s continued prominence resulting from his years of service to the Company, the Company continues to provide security at the residence of Mr. Busch III. The Company also maintains the arrangements with respect to Ginnaire and other aircraft owned by Mr. Busch III or corporations in which he owns a substantial interest (such arrangements are described below). The Company’s costs under the consulting arrangement during 2007 approximated $635,000, excluding costs described below with respect to Ginnaire.

     In connection with the resignation by Mr. Bobak as Group Vice President and Chief Legal Officer of the Company, Mr. Bobak agreed to provide consulting and advisory services to the Company and to refrain from working with competitors of the Company for a five year period. In recognition of the services provided by Mr. Bobak prior to his resignation, on November 28, 2007, Mr. Bobak received stock option grants of 212,022 shares at an exercise price of $51.89 and received a payment of $600,000 in February 2008, representing his target bonus for the 2007 calendar year. Additionally, the Company determined that it was appropriate that Mr. Bobak retain the stock and pension benefits provided to him for his services prior to his resignation and made the following agreements with respect to those benefits. At the time of his resignation, Mr. Bobak had 159,440 unvested stock options, excluding the grant made in November 2007. Pursuant to their original provisions, all unvested stock options would have been forfeited upon Mr. Bobak’s resignation. The Company agreed that the options will remain exercisable in accordance with their original schedule. At the time of his resignation, Mr. Bobak had 911,146 vested stock options, which pursuant to their original provisions would have terminated if unexercised within three months after his resignation. The Company agreed that vested options granted before 2005 will remain exercisable for a five year period (but not longer than their stated terms) and vested options granted in 2005 and afterwards will remain exercisable for their stated terms. At the time of his resignation, Mr. Bobak had 18,585 shares of restricted stock, which pursuant to their original provisions would have been forfeited upon his resignation. The Company agreed that the restricted shares will vest to the extent the original performance targets are met. At the time of his resignation, Mr. Bobak had an accumulated lump sum benefit of approximately $1,304,000 under the Company’s supplemental executive retirement plan. Because Mr. Bobak resigned before the age of 55, the terms of the plan would have provided no payment to Mr. Bobak. The Company has agreed to pay $2,400,000 to Mr. Bobak on January 2, 2013, representing the distribution of the accumulated lump sum benefit and payment of a portion of the additional lump sum pension benefits he would have received had he remained employed with the Company.

     To compensate Mr. Bobak for his consulting services, Mr. Bobak will receive consulting fees of approximately $635,000 for each of the five years of the consulting arrangement. Mr. Bobak will also be eligible to receive additional payments of $600,000 in each of 2009 and 2010 (“Additional Payments”) as compensation for his consulting services. The actual amount of the Additional Payments will be dependent on the results obtained and value provided by Mr. Bobak in the performance of his consulting services. Additionally, pursuant to the consulting agreement, the Company will provide Mr. Bobak with benefits costing approximately $500,000. The compensation expense to the Company to be recognized in connection with the arrangements described above is anticipated to be approximately $11,440,000 (assuming Mr. Bobak receives $1,200,000 in Additional Payments). For more information concerning the alterations to Mr. Bobak’s restricted stock and stock option awards, see note 6 to the Summary Compensation Table on page 38.

     Pursuant to an investment agreement, the Company purchased equity securities of Grupo Modelo, S.A.B. de C.V., Mexico’s largest brewer (“Grupo Modelo”), and of Diblo, S.A. de C.V., the operating subsidiary of Grupo Modelo (“Diblo”), and holds a 50.2% direct and indirect interest in Diblo. The Company does not have voting or other effective control of either Grupo Modelo or Diblo. Carlos Fernandez G. is Chairman of the Board of Directors and Chief Executive Officer of Grupo Modelo, and he and his family are significant stockholders of Grupo Modelo. Pursuant to the investment agreement, the Company agreed to use its best efforts to maintain on its Board of Directors a designee of Grupo Modelo as long as the Company owns ten percent or more of the outstanding capital stock of Grupo Modelo. Mr. Fernandez is that designee. The Company and Grupo Modelo have commercial arrangements in place. Grupo Modelo is the importer for the Company’s products in Mexico and in 2007 paid to the Company $ 54,013,252 for the purchase of beer. In 2007, Grupo Modelo sold to the Company packaging materials in the amount of $131,324. The Company has been appointed the importer of Grupo Modelo’s products in China and in 2007 paid $5,111,789 to Grupo Modelo for the purchase of beer.

     August A. Busch IV, a director and executive officer of the Company, is the son of August A. Busch III, a director of the Company. Virginia Busch, the daughter of Mr. Busch III and half sister of Mr. Busch IV, is employed by a subsidiary of the Company as Director, Zoological Conservation Programs, for which she received cash and non-cash compensation of $158,649 in 2007.

     The Company leases approximately 267 acres located in St. Louis County, Missouri and certain other property, in part from a trust established for the benefit of certain heirs of the late August A. Busch, Jr. and in part from Grant’s Farm Manor, Inc., a corporation owned by a son of August A. Busch, Jr., Andrew Busch. August A. Busch IV, August A. Busch III and his other children have no financial interest in the leases. The Grant’s Farm facility (under lease from the trust) is used extensively by the Company for advertising and public relations purposes, for public tours, and for corporate entertaining. Grant’s Farm is one of St. Louis’ most popular tourist attractions. The lease arrangements for Grant’s Farm require the Company to pay a fixed annual rent and a percentage of income generated from on-site concession operations. The lease arrangements with Grant’s Farm Manor, Inc. are for the housing and breeding of the Company’s Clydesdale horses. The Company is required to reimburse maintenance and certain other expenses associated with each of the leased properties. The Company has certain rights of first refusal and other limited purchase rights relating to the Grant’s Farm land and some of the leased personal property, and to a private residence situated within the leased premises and certain personal property associated with the residence. For the year 2007, the Company paid in the aggregate $4,222,177 under these lease arrangements.

     Anheuser-Busch, Incorporated (“ABI”) has agreements with Busch Distributing Company, LLC, d/b/a Krey Distributing Company (“Krey”), D&D Distributors L.L.P. d/b/a, Grey Eagle Distributors (“Grey Eagle”), Southern Eagle Distributing, Inc. (“Southern Eagle”), Busch-Transou LC d/b/a Tri-Eagle Sales (“Tri-Eagle”), and City Beverages LLC/Olympic Eagle Distributing (“Olympic Eagle”) for the distribution of malt beverage products in St. Charles County, Missouri, St. Louis County, Missouri, Fort Pierce, Florida, Tallahassee, Florida, and Kent, Washington, respectively. Steven Busch, the half brother of August Busch IV and a son of August Busch III, is the owner of Krey. Krey paid $34,411,734 to ABI for the purchase of products and wholesaler related services in 2007. David Stokes, the son of Patrick T. Stokes, is the owner of Grey Eagle. Grey Eagle paid $76,481,722 to ABI for the purchase of products and wholesaler related services during 2007. Peter William Busch, an uncle of Mr. Busch IV and a half brother of August Busch III, is the President and majority owner of Southern Eagle. Southern Eagle paid $39,184,332 to ABI for the purchase of products and wholesaler related services during 2007. Tri-Eagle is owned by Tripp and Susan Busch Transou, the brother-in-law and sister of Mr. Busch IV and son-in-law and daughter of Mr. Busch III. Tri-Eagle paid $29,815,679 to ABI for the purchase of products and wholesaler related services during 2007. Olympic Eagle paid $48,660,204 to ABI for the purchase of products and wholesaler related services during 2007. Olympic Eagle is majority owned by Steven Knight, a son of a director of the Company. The Company believes that the purchase, at market prices, and the operation of Anheuser-Busch wholesalerships by family members of Company executives and directors demonstrate to the Company’s independent beer wholesalers its confidence in the three tier beer distribution system. The distribution agreements with these wholesalerships are ABI’s standard distribution agreements. PricewaterhouseCoopers performs procedures every year designed to determine if these wholesalerships obtain treatment or special terms from ABI different from that available to all other independent wholesalers. PricewaterhouseCoopers’ findings are reported each year to the Board’s Conflict of Interest Committee.

     Ginnaire Rental, Inc. (“Ginnaire”), a corporation wholly owned by Mr. Busch III, leases aircraft to the Company for business use. For 2007 the Company paid $407,611 to Ginnaire pursuant to the lease agreements. The leasing fees are an hourly rate intended to reimburse Ginnaire for the pro rata share of maintenance costs, engine reserves and aircraft insurance, plus excise and use taxes attributed to the Company’s actual use of the aircraft, without mark-up. The Company provides fuel and hangar and maintenance services to aircraft owned by Ginnaire, by Mr. Busch III personally or by a corporation in which he has a substantial interest. The Company is reimbursed its costs for aircraft usage and expenses by these parties and for 2007, the Company was paid $593,520. During 2007, Steven Busch, a son of Mr. Busch III, sometimes accompanied Mr. Busch III or piloted the aircraft at no additional cost to the Company.

     Larry Israel, the brother of executive officer Francine Katz, is an independent producer who occasionally is hired by advertising agencies or the Company to produce commercials for Anheuser-Busch. For 2007, Mr. Israel received approximately $292,270 for his work on commercials for the Company.

     Andrew Taylor and his family own Enterprise Rent-A-Car Company (“Enterprise”), the largest rental car company in North America. Enterprise buys and disposes of automobiles for the Company, leases automobiles to the Company and provides ancillary maintenance services. In 2007, the Company paid to Enterprise approximately $ 12,200,000 for these services.

     During all or portions of 2007, Barclays Global Investors (“Barclays”) held in excess of 5% of the outstanding shares of the Company’s common stock. During 2007, the Company entered into ordinary course derivatives transactions with an affiliate of Barclays with total notional (assumed) amounts approximating $280,000,000 and had commercial and investment banking transactions with affiliates of Barclays in which the Company paid fees of approximately $960,000.

     From time to time the Company may have entered into other transactions with companies in which its 5% stockholders, directors, executive officers or their family had an interest, whether as a director, shareholder or otherwise, but such interests are, in the judgment of the Company, immaterial.

____________________

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     The Company’s executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of common stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

     Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the preceding year all filing requirements applicable to executive officers and directors have been complied with.

____________________

OTHER MATTERS

Solicitation of Proxies

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage, and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. In addition, to assist in the solicitation of proxies from brokers, bank nominees, and other institutional holders and from other stockholders, the Company has engaged Morrow & Co., Inc. for a fee not to exceed $12,000 plus out-of-pocket expenses. Solicitation also may be made by the Company’s officers, directors, or employees, personally or by telephone.

Stockholder Proposals for 2009

     For inclusion in the Company’s Proxy Statement and form of proxy, any stockholder proposals intended to be presented at the 2009 Annual Meeting must be received by the Company at its principal executive offices no later than November 10, 2008.

     Stockholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2009 Annual Meeting, and stockholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Vice President and Secretary and received at the Company’s principal executive offices not earlier than December 24, 2008 and not later than January 23, 2009. The written notice must satisfy certain requirements specified in the Company’s by-laws. A copy of the by-laws will be sent to any stockholder upon written request to the Vice President and Secretary.

Communications with the Board

     Stockholders and other interested parties wishing to communicate with the Board of Directors, the Lead Director, the non-management directors, a Committee or an individual Board member concerning the Company may do so by writing to the Board, the Lead Director, the non-management directors, the committee or the particular Board member, and mailing the correspondence to: Attn: Vice President and Secretary, Anheuser-Busch Companies, Inc. Mail Code 202-6, One Busch Place, St. Louis, MO 63118. The Board of Directors has asked that the Secretary review all such correspondence and forward all correspondence that, in her opinion, relates to the functions of the Board of Directors or the Committees of the Board. In accordance with the Board’s direction, the Secretary shall not forward any correspondence unrelated to the duties and responsibilities of the Board or its Committees, including business solicitations, advertisements, junk mail, materials that are obviously frivolous and in bad taste, new product suggestions, product complaints, resumes or other forms of job inquiries, or surveys. Upon request, any Director may review a summary of or copies of communications that are not forwarded to Directors pursuant to this policy.

     In accordance with the policies established by the Audit Committee, correspondence relating to accounting, internal accounting, controls or auditing matters will be referred to the Chair of the Company’s Audit Committee and reviewed by the Audit Committee.

Code of Business Conduct and Ethics

     The Company has adopted a Code of Business Conduct and Ethics (the “Code”) for directors, officers, and employees, which is available on the Corporate Governance section of the Company’s website (under “Investors”) at www.anheuser-busch.com. The Code is also available in print to any stockholder upon written request to: Vice President and Secretary, Anheuser-Busch Companies, Inc., Mail Code 202-6, One Busch Place, St. Louis, MO 63118. If any substantive amendments are made to the Code, the nature of such amendment will be disclosed on our website. In addition, if a waiver from the Code is granted to an executive officer, director, or principal accounting officer, the nature of such waiver will be disclosed on our website.

St. Louis, Missouri
March 10, 2008

Appendix A

ANHEUSER-BUSCH COMPANIES, INC.
CORPORATE GOVERNANCE GUIDELINES

     The Board of Directors of Anheuser-Busch Companies, Inc. (the “Company”) has adopted this set of corporate governance guidelines to further its longstanding objective to provide appropriate governance of the Company for the long-term benefit of stockholders.

Role of the Board of Directors

     The Board of Directors selects the Chief Executive Officer and oversees the performance of the officers of the Company in the interest and for the benefit of the stockholders. The Board of Directors has delegated to the Chief Executive Officer, together with the other officers of the Company, the authority and responsibility for managing the business of the Company under the direction of the Board. Each director is expected to spend the time and effort necessary to properly discharge the director’s responsibilities.

Composition of the Board of Directors

1. Size of Board of Directors

     The Corporate Governance Committee makes recommendations to the Board of Directors concerning the appropriate size of the Board of Directors. The Board of Directors believes that the quality of the individuals serving on the Board of Directors and the overall balance of the Board of Directors is more important than the absolute number of members.

2. Board Membership Criteria

     The Board of Directors is responsible for nominating individuals for election to the Board of Directors by the stockholders and for appointing individuals as directors between annual meetings of the stockholders. The Corporate Governance Committee identifies, reviews and makes recommendations concerning potential members of the Board of Directors. Stockholders may propose nominees for consideration by the Corporate Governance Committee by submitting the name and supporting information to: Vice President and Secretary, Anheuser-Busch Companies, Inc., One Busch Place, St. Louis, Missouri 63118.

     The Board seeks members from diverse business and professional backgrounds with outstanding integrity, achievement and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of stockholders. The Board will evaluate each individual in the context of the entire Board of Directors with the objective of assembling a productive and effective Board of Directors that can best perpetuate the success of the Company and promote the interests of stockholders. Directors should be committed to representing the interests of all stockholders and not to advancing the interests of special interest groups or constituencies of stockholders. Annually (or more often, if necessary), the Corporate Governance Committee reviews the qualifications and backgrounds of the directors and makes recommendations to the Board as to the directors to be nominated for election by the stockholders at the next annual meeting.

3. Selection of Chairman

     The Board of Directors annually selects a Chairman from among the directors. The Board of Directors has concluded that the decision as to whether the offices of the Chief Executive Officer and the Chairman should be separate should be based upon the determination of the Board of Directors as to which approach best serves the interests of the Company at the time.

4. Lead Director

     The Board of Directors selects a Lead Director from among the independent directors. The Lead Director will serve a two year term, which may be extended by the Board of Directors. The Lead Director will prepare the agenda for all meetings of the non-management directors, will chair the meetings and will have the following additional responsibilities:

  Preside at regular and special meetings of the Board of Directors at which the Chairman is not present

  Call meetings of the non-management directors

  Undertake such other responsibilities as may be assigned by the Board of Directors

5. Term Limits

     The Board does not believe that it should establish term limits for directors. Term limits would deprive the Company of the knowledge and expertise developed by directors from extended service on the Board of Directors.

6. Retirement of Board Members

     The policy of the Board of Directors is that any director who should reach the age of 72 should submit a letter of resignation for consideration by the Board of Directors effective with the end of the director’s elected term. The Corporate Governance Committee will review the appropriateness of continued service on the Board of Directors by that director and make a recommendation to the Board of Directors, and, if applicable, annually thereafter.

7. Directors Who Change Their Present Job Responsibility

     The Board of Directors does not generally believe that directors who retire or significantly change the employment position they held when they became a member of the Board should leave the Board of Directors. However, upon any such event, the director is expected to submit a letter of resignation for consideration by the Board of Directors. The Corporate Governance Committee will review the appropriateness of continued service on the Board of Directors by that director and make a recommendation to the Board of Directors.

8. Limitation on Other Board Service

     The Board of Directors believes that the Company benefits from the experience directors bring from other boards on which they serve and accordingly does not believe that directors should be prohibited from serving on boards and committees of other organizations. The Board does recognize that service on other boards may present demands on a director’s time and availability. Accordingly, the Board has adopted a policy prohibiting directors from serving as directors of more than five public companies (in addition to the Company). Directors are expected to inform the Chairman of the Board and the Chairman of the Corporate Governance Committee prior to becoming a director of any other company, whether public or private, or becoming a member of the audit committee of any other public company.

9. Director Orientation and Continuing Education

     The Company shall conduct an orientation program for newly elected or appointed directors on topics that will assist them in discharging their duties. The Company’s management shall conduct educational sessions for directors on matters relevant to the Company’s operations and to assist them in discharging their duties. The Corporate Governance Committee will oversee the development of the orientation and continuing education programs.

Independence Criteria

     A director is determined to be independent if the Board of Directors has determined that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

     The Board of Directors has established the following categorical standards in connection with determining the independence of directors.

     (a) A director will not be considered to be independent if:

     (i) during the past three years:

  The Company has employed the director in any capacity or the Company has employed any of the director’s immediate family members as an executive officer;

  The director or any of the director’s immediate family members has received more than $100,000 per year in direct compensation from the Company (excluding director and committee fees and pension or other forms of deferred compensation for prior service and compensation paid to a family member for service as a non-executive employee of the Company);

  The director has been part of an “interlocking directorate” in which an executive officer of the Company serves on the compensation committee of another company for which the director or any of the director’s immediate family members is an executive officer;

  The director is an executive officer or an employee, or any of the director’s immediate family members is an executive officer, of a for profit organization that has made payments to, or received payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues; or

     (ii) The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; the director is a current employee of such a firm; the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

     (b) The following will not be considered to impair a director’s independence:

  The director or any member of the director’s immediate family is employed by, an officer of or affiliated with any for profit organization that has made or received non-significant payments to or from the Company. For the purposes of this categorical standard, a payment will be considered to be non-significant if it represents less than (i) 1% of the gross revenues of the for profit organization for its last full fiscal year, and (ii) 1% of the Company’s gross revenues for its last full fiscal year;

  The director is an officer, director, trustee or employee of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through its foundations, no more than $500,000 per annum or 2% of the organization’s gross revenues for its last full fiscal year (whichever is greater) (for this purpose, donations made as a result of any of the Company’s matching gift programs will not be included);

  The director receives fees for service as the Company’s representative or the representative of the Board of Directors on the board of directors of subsidiary or affiliated companies paid by the Company or such subsidiary or affiliated companies; or

  The director is an executive officer of another corporation or organization of which an executive officer of the Company serves on the board of directors (but is not on the compensation committee of the corporation or organization) or the director serves on the board of another corporation or organization together with other directors or officers of the Company.

     Annually, the Board of Directors will review the categorical standards listed above and their application to the members of the Board.

     An individual will be considered to be affiliated with a corporation or other entity, if that individual controls, is controlled by or is under common control with the corporation or other entity.

     The Board of Directors will determine the independence of any director with a relationship to the Company that is not covered by the above standards. The Company’s proxy statement will explain any determination by the Board that a relationship is not material if the relationship does not satisfy one of the specific standards set forth above.

Board Meetings

1. Frequency of Meetings

     The Board of Directors determines its schedule of board meetings each year. The current schedule is for nine regular meetings each year. A director is expected to regularly attend meetings of the Board and of the committees on which the director serves, and to review materials distributed in advance of meetings. A director is also expected to attend the annual meeting of stockholders.

2. Selection of Agenda Items

     The Chairman of the Board of Directors, in consultation with the Chief Executive Officer, establishes the agenda for each meeting. Each member of the Board may suggest additional items for the agenda.

3. Distribution of Materials

     The minutes of the prior Board meeting, an agenda for the forthcoming meeting and Company financial information are distributed to Board members in advance of the meetings.

4. Access to Management and Advisers

     Board members shall have unrestricted access to management of the Company. Management of the Company regularly make presentations to the Board on subjects within their areas of responsibility. The Chief Executive Officer will invite senior management of the Company to attend Board or Committee meetings or portions of the meetings when he determines such attendance to be helpful. The Board of Directors, acting through the Lead Director, shall have the authority to retain independent legal, accounting or other consultants to advise the Board.

5. Separate Sessions of Non-Management Directors

     The independent directors of the Company shall meet in regularly scheduled executive sessions without management or other directors no fewer than three times a year. The non-management directors of the Company shall meet in executive session without management at least once a year. The Lead Director will chair these sessions.

Director Compensation

     The Company believes that the compensation paid to directors should be competitive and should encourage ownership of the Company’s stock by directors but shall not be at a level or in a form that would call into question the independence of the directors. The Corporate Governance Committee shall periodically review the compensation paid to directors by the Company and make recommendations to the Board of Directors concerning such compensation.

     Employees of the Company serving as directors shall not receive any additional compensation for service on the Board of Directors.

Board Committees

1. Number and Names of Board Committees

     The Board of Directors shall establish committees from time to time to assist it in discharging its obligations. There are currently seven standing committees:

     Audit Committee
     Compensation Committee
     Conflict of Interest Committee
     Corporate Governance Committee
     Executive Committee
     Finance Committee
     Pension Committee

     Each committee has a written charter, which has been adopted and is periodically reviewed by the Board of Directors. The purpose and responsibility of each committee is described in its respective charter. After each of its meetings, the committee shall report on the meeting to the Board of Directors.

2. Independence of Committee Members

     The Audit, Compensation, Conflict of Interest and Corporate Governance Committees shall be composed entirely of independent directors. The membership of each committee and the compensation paid to the members of each committee will comply with the requirements of the law and the listing standards of the New York Stock Exchange.

3. Committee Agendas

     The Chairman of each committee, in consultation with appropriate members of management, establishes the agenda for each meeting. Each member of the committee may suggest additional items for the agenda.

4. Assignment of Committee Members

     The Chairman of the Board, after consideration of the desires, experience and expertise of individual directors and in consultation with the Chairman of the Corporate Governance Committee, recommends to the Board of Directors the assignment of directors to the committees of the Board of Directors, including the chairmen of the committees. The Board of Directors annually appoints the chairmen and members to each committee. The Company does not permit any member of its Audit Committee to be a member of the audit committees of more than two other public companies.

     The Board of Directors does not require mandatory rotation of committee assignments or chairmen. The Board of Directors believes that the knowledge and expertise developed by directors through extended service on a committee outweigh the benefits obtained through mandatory rotation.

Performance Evaluation; Succession Planning; Stock Ownership by Executive Officers; Stock Ownership by Directors; Communications to Board Members

1. Management Succession

     The Board of Directors plans for the succession to the position of Chief Executive Officer. To assist the Board of Directors, the Chief Executive Officer annually provides to the Board an assessment of the Company’s executive officers and their potential to succeed him or her. The Chief Executive Officer also periodically provides to the Board of Directors an assessment of persons considered potential successors to the other executive officers. In addition, the Chief Executive Officer prepares a short-term succession plan providing for temporary delegation of authority in the event the Chief Executive Officer becomes unexpectedly unable to perform his or her duties.

2. Evaluation

     Annually, the Board of Directors shall evaluate its performance and the performance of each committee. The evaluation will be overseen by the Corporate Governance Committee. Annually, the Compensation Committee shall evaluate the performance of the officers of the Company. The Corporate Governance Committee and the Compensation Committee shall discuss the results of the evaluations with the Board of Directors.

     Annually, the Corporate Governance Committee reviews the Corporate Governance Guidelines and recommends such changes to the Board of Directors as it determines to be necessary or appropriate.

3. Stock Ownership by Executive Officers

     The Board believes that the executive officers of the Company should have a significant investment in the common stock of the Company, in order to align their interests with those of the stockholders. Accordingly, the Board of Directors has established a policy that the chief executive officer of this Company should own common stock with a market value of at least five times his or her base pay and that each other executive officer of the Company should own common stock of the Company with a market value of at least three times his or her base pay. These calculations will include the restricted stock held by the executive and common stock credited to the executive’s 401(k) account. An executive will be permitted five years to satisfy the applicable requirement upon his or her appointment to the respective position. At any time at which an executive has not satisfied the stock ownership requirement, the executive must retain at least 75% of the after tax value of all stock options exercised by the executive and 100% of the after tax value of all vested restricted stock.

4. Stock Ownership by Directors

     The Board believes that directors of the Company should have a significant investment in the common stock of the Company, in order to align their interests with those of the stockholders. Accordingly, the Board of Directors has established a policy that each director should own common stock of the Company with a market value of at least three times his or her annual retainer. These calculations will include the restricted stock and phantom shares held by the director. A director will be permitted five years to satisfy the requirement upon his or her election as a director. At any time during which a director has not satisfied the stock ownership requirement, the director must retain at least 75% of the after tax value of all stock options exercised by the director and 100% of the after tax value of all vested restricted stock.

5. Communications to Board

     Stockholders and other interested parties wishing to communicate with the Board of Directors, the Lead Director, the non-management directors, a Committee or an individual Board member concerning the Company may do so by writing to the Board, the Lead Director, the non-management directors, the committee or the particular Board member, and mailing the correspondence to: Attn: Vice President and Secretary, Anheuser-Busch Companies, Inc. Mail Code 202-6, One Busch Place, St. Louis, MO 63118. The Board of Directors has asked that the Secretary review all such correspondence and forward all correspondence that, in the Secretary’s opinion, relates to the functions of the Board of Directors or the Committees of the Board. In accordance with the Board’s direction, the Secretary shall not forward any correspondence unrelated to the duties and responsibilities of the Board or its Committees, including business solicitations, advertisements, junk mail, materials that are obviously frivolous and in bad taste, new product suggestions, product complaints, resumes or other forms of job inquiries, or surveys. Upon request, any Director may review a summary of or copies of communications that are not forwarded to Directors pursuant to this policy.

     In accordance with the policies established by the Audit Committee, correspondence relating to accounting, internal accounting, controls or auditing matters will be referred to the Chair of the Company’s Audit Committee and reviewed by the Audit Committee.

Other Policies

1. Confidential Voting

     All proxies, ballots and vote tabulations that identify the vote of a stockholder are kept confidential from the Company, its directors, officers and employees until after the final vote is tabulated and announced unless (i) there is a contested solicitation of proxies, (ii) disclosure is required by law, (iii) disclosure is required in order for the Company to assert or defend against a claim, or (iv) written comments by a stockholder appear on a proxy card or other voting materials.

2. Stockholder Rights Plan

     The Company does not have a stockholder rights plan and is not considering adopting one. The Board of Directors has adopted a policy that it will not approve a stockholder rights plan without first submitting the plan to a vote of stockholders, unless, in its exercise of its fiduciary duties, the Board of Directors determines that, under the circumstances existing at that time, adoption of a stockholder rights plan without first seeking stockholder approval is in the best interests of the Company’s stockholders (whether to avoid the delay resulting from seeking stockholder approval or for other reasons). If the Company adopts a rights plan without first submitting the plan to a vote of stockholders, within 12 months after the adoption the Company will submit the stockholder rights plan to a vote by the stockholders of the Company or will cause termination of the rights plan.

As amended by the Board of Directors on February 27, 2008.

Appendix B

ANHEUSER-BUSCH COMPANIES, INC.
2008 LONG-TERM EQUITY INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

     1. Purpose; Types of Awards; Construction.

     The purpose of the Anheuser-Busch Companies, Inc. 2008 Long-Term Equity Incentive Plan for Non-Employee Directors (the “Plan”) is to promote the interests of Anheuser-Busch and the stockholders of the Company by providing appropriate incentives to attract and retain highly-qualified individuals who are not employees of the Company to serve as directors of the Company and to encourage them to acquire a proprietary interest in the long-term success of Anheuser-Busch, thereby aligning their financial interests with those of the Company’s stockholders. The Plan provides for the grant of restricted stock and deferred stock unit awards. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

     2. Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) “Annual Meeting” means the annual meeting of the stockholders of the Company.

          (b) “Award” means a grant of Restricted Stock or Deferred Stock Units under the Plan.

          (c) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

          (d) “Award Date” means, except as otherwise specifically provided in the Plan, the first business day of the first calendar month immediately following the Annual Meeting in each calendar year.

          (e) “Board” means the Board of Directors of the Company.

          (f) “Change in Control” means a change in ownership or control of the Company as determined in accordance with the general rules of Section 409A.

          (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

          (h) “Committee” means the committee of the Board described in Section 3 hereof and any sub-Committee established by such committee pursuant to Section 3.

          (i) “Company” means Anheuser-Busch Companies, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (j) “Disability” means the condition of being “disabled” as determined in accordance with the general rules of Section 409A.

          (k) “Deferred Stock Account” means the unfunded deferred compensation bookkeeping account established by the Company with respect to each Participant who elects to receive Deferred Stock Units under the Plan.

          (l) “Deferred Stock Unit” means a non-voting unit of measurement that is deemed for bookkeeping purposes to be equivalent to an outstanding share of Stock and which is credited to a Deferred Stock Account.

          (m) “Director” means a duly elected or appointed member of the Board.

          (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (o) “Fair Market Value” of Stock on a given valuation date means the price per share at which the Stock was last sold as reported on the New York Stock Exchange Composite Tape as of such valuation date. If the applicable sales price per share of Stock is not reported on the New York Stock Exchange Composite

Tape, then such sales price shall be as reported on the principal exchange market or quotation system for the Stock. In the event that no sale of Stock occurs on such valuation date, if there were sales reported within a reasonable period before such valuation date, the price per share at which the Stock was last sold on the nearest date on which sales occurred before such valuation date shall be used. If the determination of value set forth in this paragraph cannot be made for whatever reason, then the value per share shall be determined by the Committee in a manner consistent with Section 409A.

          (p) “Non-Employee Director” means any Director who is not an employee of the Company or of any Subsidiary.

          (q) “Non-Stockholder Director” means any Non-Employee Director who, on the date an Award of Restricted Stock otherwise would be granted to him or her, is not a stockholder of the Company and is permitted not to be a stockholder in accordance with Section 3:2 of the Company’s By-Laws.

          (r) “Participant” means a Non-Employee Director who has been granted an Award under the Plan.

          (s) “Plan” means this Anheuser-Busch Companies, Inc. 2008 Long-Term Equity Incentive Plan for Non-Employee Directors, as amended from time to time.

          (t) “Restricted Stock” means an Award of shares of Stock to a Non-Employee Director under Section 7(a)(i) that may be subject to certain restrictions and to a risk of forfeiture. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

          (u) “Retirement” occurs if a Non-Employee Director completes his or her term of office, does not stand for re-election by the stockholders as an active Director, and has then attained at least age seventy-two (72).

          (v) “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (w) “Section 409A” means Section 409A of the Code, including the regulations and other authoritative guidance thereunder.

          (x) “Secretary” means the duly appointed Secretary of the Company.

          (y) “Separation from Service” means the date on which there is a termination of all of a Participant’s services (as a Director or as an independent contractor) for the Company and all employers that are treated as a single service recipient under the general rules of Section 409A. Whether a reduction in the level of a Participant’s services constitutes a termination of all of a Participant’s services will be determined under the general rules of Section 409A.

          (z) “Stock” means shares of the common stock, par value $1.00 per share, of the Company.

          (aa) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Administration.

     The Plan shall be administered by the Corporate Governance Committee of the Board, or another committee appointed by the Board from time to time, consisting solely of three or more members of the Board, each of whom at all times shall be an independent director in accordance with the Company’s Corporate Governance Guidelines and none of whom shall be an officer or employee of the Company or any of its Subsidiaries at the time of service. During any time when one or more Committee members may not be qualified to serve under Rule 16b-3, or under any other rule or law which contains special qualifications for Committee members in order to avoid a penalty or to obtain a benefit, the Committee may form a sub-Committee from among its qualifying members. The sub-Committee may act, in lieu of the full Committee, with respect to all or any category of Awards, and may take other actions deemed appropriate and convenient to prevent, control, minimize, or eliminate any penalties, loss of benefits, or other adverse effects of such potential disqualification. Any such sub-Committee shall have the full authority of the full Committee under the Plan, except to the extent the full Committee limits the sub-Committee’s powers.

     The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to determine the terms, conditions, and restrictions relating to any Award; to determine the terms and provisions of the Award Agreements; to interpret and administer the Plan in accordance with the terms hereof; and to prescribe, amend and rescind rules and regulations relating to the Plan. All determinations of the Committee shall be made by a majority of its members at a meeting, either present in person or participating by conference telephone or other communications equipment by means of which all members participating in the meeting can hear each other, or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including but not limited to the Company or any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

     In its discretion, the Committee may adopt and amend any policies, and may include in any Award Agreement any provisions, relating to forfeiture of Awards. Such forfeiture provisions may include, for example, prohibitions on competing with the Company and its Subsidiaries and affiliates and on engaging in other detrimental conduct. Forfeiture provisions for one Award type may differ from those for another type, and also may differ among Awards of the same type granted at different times. As used in the Plan, a “forfeiture” of an Award includes the recapture of Stock issued or other economic benefits derived from an Award, as well as the forfeiture of an Award itself; however, the Committee may define the term more narrowly for specific Award Agreements.

     The Committee may accelerate vesting or waive or terminate any condition, restriction, or forfeiture provision of any Award at any time and for any reason. Anything in this Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A to become deferred compensation subject to Section 409A or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A to fail to meet the requirements prescribed by Section 409A.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

     4. Eligibility.

     Each individual who is first elected or re-elected as a Non-Employee Director by the stockholders of the Company at, or who continues in office as a Non-Employee Director after, the 2008 Annual Meeting, or who becomes a Non-Employee Director thereafter while the Plan is in effect, shall be eligible to receive Awards as provided under the Plan.

     5. Stock Subject to the Plan.

          (a) Shares Available for Awards; Individual Limitations. The maximum number of shares of Stock reserved for Awards under the Plan shall be 200,000 shares of Stock, subject to adjustment as provided herein. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock subject to an Award are forfeited or cancelled, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture or cancellation, again be available for Awards under the Plan. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of withholding taxes in respect of an Award.

          (b) Adjustments for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, and (iii) the exercise price or purchase price relating to any Award; provided that no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A to fall subject to Section 409A or to fail to comply with the requirements of Section 409A.

     6. Grant of Awards.

          (a) General. Subject to the provisions of Section 6(b), each Non-Employee Director who is first elected or re-elected by the stockholders of the Company at, or who continues in office after, any Annual Meeting shall be granted on the Award Date immediately following such Annual Meeting, in accordance with his or her election pursuant to Section 6(c), one of the following Awards:

          (i) Restricted Stock with a Fair Market Value on the Award Date equal to $120,000; or

          (ii) Deferred Stock Units with a Fair Market Value on the Award Date equal to $120,000.

Notwithstanding any provision of the Plan to the contrary, Non-Stockholder Directors shall receive only Awards of Deferred Stock Units. Each Award shall be evidenced by an Award Agreement which may be transmitted on paper, electronically, or using any other medium selected by the Company and may be set forth in a single document or in several documents. The Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine; provided, however, that any such terms and conditions must comply with the requirements under Section 409A.

          (b) Awards to New Directors between Annual Meetings. In the case of any person who first becomes a Non-Employee Director by election or appointment between Annual Meetings, the initial Award under the Plan to each such Non-Employee Director shall be made in a manner consistent with Section 6(a) except that the Award (i) shall be prorated to reflect the period beginning with the date of his or her election or appointment as a Non-Employee Director and ending with the date of the immediately succeeding Annual Meeting and (ii) shall be granted on, and the Award Date for such Award shall be, the date of his or her election or appointment as a Non-Employee Director.

          (c) Election of Type of Awards. Elections of the type and manner of Awards shall be governed by the following provisions.

     (i) Except as provided in Sections 6(c)(ii), (iii) and (iv) below, by December 31 of the calendar year prior to each Award Date, a Non-Employee Director must file with the Secretary an election form, as furnished by the Company, specifying the type of Award he or she elects to receive pursuant to Section 6(a) on such Award Date.

     (ii) With respect to an initial Award, in the case of any Non-Employee Director elected or re-elected at, or who continues in office after, the 2008 Annual Meeting, an election shall be valid with respect to such Award if it has been filed before the date of such Annual Meeting.

     (iii) In the case of a Non-Employee Director’s first year of service as a Non-Employee Director (except in the case of a Non-Employee Director first elected at the 2008 Annual Meeting) with respect to an initial Award subject to Section 6(b), an election shall be valid with respect to such Award if it is filed prior to the date of his or her election or appointment as a Non-Employee Director.

     (iv) In the case of a Non-Employee Director’s first year of service as a Non-Employee Director (except in the case of a Non-Employee Director first elected at the 2008 Annual Meeting), if such Non-Employee Director’s election or appointment as a Non-Employee Director occurred on or after January 1 but before the Annual Meeting in the same calendar year, then with respect to the Award to be granted on the Award Date following such Annual Meeting, an election shall be valid if it is filed prior to the date of his or her election or appointment as a Non-Employee Director.

     (v) A Participant’s election shall be irrevocable with respect to the Award for which it is made. In the absence of an election as to the type of initial Award hereunder, the Participant shall be deemed to have elected an initial Award of Restricted Stock. A Participant’s election as to the type of Award shall remain in effect and shall be deemed to have been made for any subsequent Award unless the

Participant files a revised election form with the Secretary of the Corporation by December 31 of the calendar year preceding the Annual Meeting at which such Award is granted. At the time of filing the election form specifying the type of Award that the Participant elects to receive pursuant to Section 6(a), if the Participant elects to receive an Award of Deferred Stock Units, the Participant shall also specify the manner of distribution of Deferred Stock Units pursuant to Section 7(b)(iv), for the particular Award of Deferred Stock Units to which the election relates. In the absence of an election as to the manner of distribution of Deferred Stock Units, the Participant’s distribution for an applicable Award of Deferred Stock Units shall be a single complete distribution.

     (vi) Notwithstanding the foregoing provisions of this Section 6(c), Non-Stockholder Directors may make an election only as to the manner of distribution of Deferred Stock Units pursuant to Section 7(b)(iv) and may not make any election to receive an Award of Restricted Stock.

     7. Types of Awards.

          (a) Restricted Stock. Awards of Restricted Stock shall be subject to the following terms and conditions:

     (i) Issuance and Restrictions. No shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise alienated or hypothecated unless and until such shares “vest” as provided herein. When shares of Restricted Stock “vest,” they become non-forfeitable and freely transferable shares of Stock (except for any legal restrictions imposed on transfers by the Securities Act of 1933, as amended, or other applicable securities laws) and cease to be Restricted Stock. The restrictions set forth in the first sentence of this paragraph on Restricted Stock comprising an Award shall lapse and the Award shall vest on the date of the first anniversary of the Award Date of the Award of Restricted Stock, provided the Participant remains a Director through the date of such anniversary, unless such vesting is accelerated pursuant to the terms hereof.

     (ii) Certificates for Stock. Shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

     (iii) Dividends. Except to the extent restricted under the applicable Award Agreement, dividends paid on Restricted Stock shall be paid at the dividend payment date in cash. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (iv) Acceleration of Vesting. The restrictions set forth in the first sentence of Section 7(a)(i) on Restricted Stock comprising a Participant’s Award shall lapse and the Award shall vest as to all shares of Restricted Stock immediately upon a Change in Control as provided in Section 8 or upon the Participant’s death, Disability or Retirement while serving as a Director.

     (v) Forfeiture. If a Participant ceases to be a Director, other than due to death, Disability or Retirement, prior to an Award of Restricted Stock becoming vested, all shares of Restricted Stock which have not vested shall be forfeited. Upon a forfeiture of any Restricted Stock, the Restricted Stock so forfeited shall automatically revert to the Company as of the date of forfeiture and the affected Participant shall thereafter have no rights as a stockholder with respect to such shares, or any interest therein, and the Participant shall no longer be entitled to vote or receive dividends on such Stock when the record date for such vote or dividend is after the date of the event of forfeiture.

     (vi) Rights as a Stockholder. Upon each Award of Restricted Stock to a Participant, he or she shall be a stockholder of record of the Company for all purposes with respect to the Restricted Stock and shall have all rights of a holder of Stock, including the right to vote such Restricted Stock at any meeting of the stockholders of the Company and the right to receive all dividends declared and paid with respect to such Restricted Stock, subject only to the restrictions imposed by the Plan and the Award Agreement.

          (b) Deferred Stock Units. Awards of Deferred Stock Units shall be subject to the following terms and conditions:

     (i) Deferred Stock Account. If a Participant elects to receive Deferred Stock Units with respect to an Award in accordance with Section 6, the Deferred Stock Account of such Participant shall be credited on the Award Date of the Award with the number of Deferred Stock Units determined under Section 6 for such Award.

     (ii) Dividends. As of the end of the calendar month during which the Company pays any dividend on its Stock, either in cash or property other than its Stock, a Participant’s Deferred Stock Account shall be credited with an amount equal to the cash dividend per share or the value per share (as conclusively determined by the Board), of the dividend in property other than its common stock, times the Deferred Stock Units in the Deferred Stock Account on the dividend record date. The amount so credited will be converted into the maximum whole number of Deferred Stock Units equal to the whole number of shares of Stock that the amount so credited could have purchased at the then Fair Market Value. If the Company pays any stock dividend, a Participant’s Deferred Stock Account shall be credited, as of the end of the calendar month during which the stock dividend is paid, with an amount equal to the stock dividend declared times the Deferred Stock Units in the Deferred Stock Account on the dividend record date. All conversions of amounts representing dividends into Deferred Stock Units under this paragraph shall be made in full shares, and any amounts not so converted shall be carried as excess cash in the Participant’s Deferred Stock Account and shall be added to any additional amounts subsequently available for conversion.

     (iii) Vesting and Acceleration of Vesting. Deferred Stock Units in a Participant’s Deferred Stock Account, and all amounts credited to the Participant’s Deferred Stock Account on account of dividends on Stock with respect to such Deferred Stock Units, shall vest on the date of the first anniversary of the Award Date of the Award of such Deferred Stock Units, provided the Participant remains a Director through the date of such anniversary, unless such vesting is accelerated pursuant to the terms hereof. All Deferred Stock Units and other amounts in a Participant’s Deferred Stock Account shall vest immediately upon a Change in Control as provided in Section 8 or upon the Participant’s death, Disability or Retirement while serving as a Director.

     (iv) Distributions. Subject to the terms of this Section 7(b) and Section 8, each Participant shall be entitled to receive a distribution of his or her Deferred Stock Account upon a Separation from Service, death or Disability. Amounts in a Participant’s Deferred Stock Account shall be distributed at the time or times set forth in this Section 7(b)(iv):

          (1) Except in the case of the death of a Participant, distribution shall commence as of the first business day of the calendar quarter coincident with or next following the date of the Participant’s Separation from Service or Disability.

          (2) Except in the case of the death of the Participant, payment of amounts with respect to an Award of Deferred Stock Units in the Participant’s Deferred Stock Account shall be either in the form of a single complete distribution or quarterly installments over a period selected by the Participant of up to five (5) years, as elected by the Participant in accordance with Section 6(c) with respect to such Award of Deferred Stock Units. If the Participant has elected quarterly installments with respect to an Award of Deferred Stock Units, each quarterly installment shall be equal to the number of Deferred Stock Units attributable to such Award in a Participant’s Deferred Stock Account payable as of the Plan’s valuation date immediately preceding the payment date, divided by the number of installments then remaining to be paid. For example, to determine the amount of the first installment of quarterly installments over five (5) years with respect to an Award of Deferred Stock Units, divide the number of Deferred Stock Units attributable to such Award in a Participant’s Deferred Stock Account by twenty (20); to determine the amount of the second installment, divide the remaining balance of Deferred Stock Units attributable to such Award by nineteen (19), and so on.

          (3) In the event of the Participant’s death prior to the commencement of distribution of the Participant’s Deferred Stock Account, or after distribution to the Participant has commenced but before full distribution of the Participant’s Deferred Stock Account has been made, the then remaining number of Deferred Stock Units in the Participant’s Deferred Stock Account shall be paid in a single complete distribution to the beneficiary or contingent beneficiary designated by the Participant, or to the estate of the deceased Participant if there is no surviving beneficiary or contingent beneficiary. In either such event the single complete distribution shall be made as of the first business day of the calendar quarter following the Participant’s date of death. A Participant may change the beneficiary or contingent beneficiary from time to time by filing with the Secretary a written notice of such change; provided, however, no such notice of change of beneficiary shall be effective unless it had been received by the Secretary prior to the date of the Participant’s death.

          (4) Deferred Stock Units in a Participant’s Deferred Stock Account shall be paid and distributed by means of a distribution of an equivalent whole number of shares of Stock. Any amounts carried as excess cash in a Participant’s Deferred Stock Account pursuant to Section 7(b)(ii) and which cannot be converted into whole Deferred Stock Units shall be paid in cash on final distribution. The Committee or its delegate shall retain sub-accounts of a Participant’s Deferred Stock Account as may be necessary to account for Deferred Stock Units subject to different distribution elections hereunder.

          (5) Payment under the Plan may be accelerated to pay an individual other than the Participant to the extent necessary to fulfill a domestic relations order in accordance with Section 409A.

     (v) Nature of Deferred Stock Account. A Participant’s Deferred Stock Account shall be a memorandum account on the books of the Company. The Deferred Stock Units credited to a Participant’s Deferred Stock Account shall be used solely as a device for the determination of the number of shares of Stock to be distributed to such Participant in accordance with the Plan. The Deferred Stock Units shall not be treated as property or as a trust fund of any kind, and shall not create a security interest in any property although the Company shall reserve shares of Stock to satisfy its obligations under the Plan. All shares of Stock or other amounts attributed to the Deferred Stock Units shall be and remain the sole property of the Company, and each Participant’s rights in the Deferred Stock Units is limited to the right to receive shares of Stock or cash in the future, in accordance with the Plan. No Participant shall be entitled to any voting or other stockholder rights with respect to Deferred Stock Units granted under the Plan. The number of Deferred Stock Units credited under this Section 7(b) shall be subject to adjustment in accordance with Section 5(b).

     (vi) Forfeiture. If a Participant ceases to be a Director, other than due to death, Disability or Retirement, prior to Deferred Stock Units in the Participant’s Deferred Stock Account becoming vested, all Deferred Stock Units in the Participant’s Deferred Stock Account which have not vested, and all amounts credited to the Participant’s Deferred Stock Account on account of dividends on Stock with respect to such unvested Deferred Stock Units, shall be forfeited.

     8. Change in Control Provisions.

          (a) Vesting on Change in Control. Notwithstanding any provision herein to the contrary, unless otherwise determined by the Committee and evidenced in an Award Agreement, in the event of a Change in Control, the restrictions, payment conditions, and forfeiture conditions applicable to any Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and non-forfeitable.

          (b) Deferred Stock Accounts. If there is a Change in Control, the Company may terminate and liquidate the Plan and, with respect to all Participants having Deferred Stock Accounts, make single sum payments of such Deferred Stock Accounts. To effect such termination and liquidation of the Plan, the Company must take irrevocable action to reflect that decision within the thirty (30) days preceding or the twelve (12) months following the Change in Control, and all payments to all Participants must be made within twelve (12) months following that irrevocable action. The Company may exercise its discretion to terminate and liquidate the Plan under this Section 8(b) only if all other plans in which affected Participants participate that are treated as part of a single plan with the Plan under Section 409A are also so terminated and liquidated. If by reason of this Section 8(b) an excise or other special tax not resulting from Section 409A (“Excise Tax”) is imposed on any payment under the Plan (a “Required Payment”), the amount of each Required Payment shall be increased by an amount which, after payment of income taxes, payroll taxes and Excise Tax thereon, will equal such Excise Tax on the Required Payment.

     9. General Provisions.

          (a) Nontransferability. Unless otherwise determined by the Committee and evidenced in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Notwithstanding any provision herein to the contrary, under no circumstances will outstanding Awards be transferable in exchange for consideration.

          (b) No Right to Continued Service as a Director. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Non-Employee Director the right to continue to serve as a Director or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement.

          (c) Taxes. The Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, payment of dividends, payment in lieu of dividends, or any other payment to a Participant, amounts of withholding and other taxes (including federal, state, local and foreign taxes) due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. In the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement of an Award, such withholding and other taxes may be satisfied with shares of Stock to be received upon settlement of such Award equal to the minimum amount required to be withheld. Notwithstanding any provision herein to the contrary, Participants and their beneficiaries shall bear any and all federal, state, local and other income taxes and other taxes imposed on amounts paid under the Plan, whether or not withholding is required or carried out in accordance with this provision.

          (d) Stockholder Approval; Amendment and Termination.

     (i) The Plan shall take effect upon its adoption by the Board, subject to approval by the stockholders of the Company.

     (ii) The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

     (iii) Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan. Further, no amendment shall cause a change in the time or form of payments under the Plan, except as permitted under Section 409A.

          (e) Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the date of the Plan’s adoption by the Board. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

          (f) Section 409A. To the extent any Awards or amounts payable with respect thereto are subject to Section 409A, the Plan is intended to comply with all requirements of Section 409A, and the Plan and all elections hereunder shall be construed, administered, and enforced accordingly. To the extent considered necessary or appropriate to assure compliance with Section 409A, including by way of clarification, the Committee is authorized to amend any term of the Plan and to give retroactive effect to such amendment to the extent permitted under Section 409A. In the event of the issuance of additional guidance under Section 409A, the Company shall administer the Plan in conformance therewith and, if necessary or appropriate for purposes of clarification or otherwise, shall amend the Plan to assure compliance therewith as soon as practicable, but not later than any date prescribed for amendment. Any such additional guidance is deemed to be incorporated by reference into the Plan and to clarify or supersede any provision of the Plan that may be considered inconsistent with such guidance.

          (g) No Stockholder Rights. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by the Award until the date of the issuance of a Stock certificate to him for such shares or the issuance of shares to him in book-entry form.

          (h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation purposes. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (i) No Fractional Shares. No fractional shares of Stock shall be required to be issued or delivered pursuant to the Plan or any Award.

     (j) Regulations and Other Approvals.

     (i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

     (iii) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

     (iv) It is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.

          (k) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

          (l) Awards to Non-Employee Directors Subject to Taxation Outside of the United States. Without amending the Plan, Awards may be granted to Non-Employee Directors who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Non-Employee Director.

ANHEUSER-BUSCH COMPANIES, INC.
C/O BNY MELLON SHAREOWNER SERVICES
ONE MEMORIAL DRIVE, SUITE 900
ST. LOUIS, MO 63102
YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2008, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2008, the day before the meeting date. Have your proxy card in hand when you access the web site.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANHBC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote "FOR" all Director Nominees listed below.
1.	ELECTION OF DIRECTORS
	Nominees:
	01)	August A. Busch III	06)	Henry Hugh Shelton
	02)	August A. Busch IV	07)	Patrick T. Stokes
	03)	Carlos Fernandez G.	08)	Andrew C. Taylor
	04)	James R. Jones	09)	Douglas A. Warner III
	05)	Joyce M. Roché

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

The Board of Directors recommends a vote "FOR" Items 2 and 3.		For	Against	Abstain

2.	APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS.	☐	☐	☐

3.	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" Items 4, 5, and 6.		For	Against	Abstain

4.	STOCKHOLDER PROPOSAL CONCERNING A REPORT ON CHARITABLE CONTRIBUTIONS.	☐	☐	☐

5.	STOCKHOLDER PROPOSAL CONCERNING SPECIAL SHAREHOLDER MEETINGS.	☐	☐	☐

6.	STOCKHOLDER PROPOSAL CONCERNING EXECUTIVE COMPENSATION.	☐	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

(Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE ADMIT STOCKHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 23, 2008, 10:00 A.M. (local time) at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida

Each stockholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting on April 23, 2008: The Proxy Statement and Annual Report are available at www.proxyvote.com.

▼ FOLD AND DETACH HERE ▼

PROXY

Anheuser-Busch Companies, Inc.

This Proxy Solicited on Behalf of The Board of Directors
for the Annual Meeting of Stockholders

     The person(s) signing this proxy form hereby appoint(s) August A. Busch IV, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 23, 2008 at 10:00 A.M. local time and at any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES IN ITEM 1, FOR ITEMS 2 and 3, AND AGAINST ITEMS 4, 5, AND 6. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Be sure to sign and date the reverse side of this form)

ANHEUSER-BUSCH COMPANIES, INC.
C/O BNY MELLON SHAREOWNER SERVICES
ONE MEMORIAL DRIVE, SUITE 900
ST. LOUIS, MO 63102
YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions by no later than April 17, 2008. Have your voting instruction card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope so that it is received by no later than April 17, 2008.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions by no later than April 17, 2008. Have your voting instruction card in hand when you access the web site.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR VOTING INSTRUCTION CARD IN HAND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANHBC3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote "FOR" all Director Nominees listed below.
1.	ELECTION OF DIRECTORS
	Nominees:
	01)	August A. Busch III	06)	Henry Hugh Shelton
	02)	August A. Busch IV	07)	Patrick T. Stokes
	03)	Carlos Fernandez G.	08)	Andrew C. Taylor
	04)	James R. Jones	09)	Douglas A. Warner III
	05)	Joyce M. Roché

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

The Board of Directors recommends a vote "FOR" Items 2 and 3.		For	Against	Abstain

2.	APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS.	☐	☐	☐

3.	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" Items 4, 5, and 6.		For	Against	Abstain

4.	STOCKHOLDER PROPOSAL CONCERNING A REPORT ON CHARITABLE CONTRIBUTIONS.	☐	☐	☐

5.	STOCKHOLDER PROPOSAL CONCERNING SPECIAL SHAREHOLDER MEETINGS.	☐	☐	☐

6.	STOCKHOLDER PROPOSAL CONCERNING EXECUTIVE COMPENSATION.	☐	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

(Sign exactly as your name appears above;

Signature [PLEASE SIGN WITHIN BOX]	Date

PLEASE ADMIT STOCKHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 23, 2008, 10:00 A.M. (local time) at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida

To Participants in the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans

     Enclosed with this voting instruction form are the notice and proxy statement for the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. which will be held on April 23, 2008. The number of shares shown on this voting instruction form represents the number of shares with respect to which you are entitled to direct the voting because of an account under one or more of these plans. In order for these shares to be voted by the trustee of the plan(s) in accordance with your confidential instructions, Broadridge must receive your voting instructions by no later than April 17, 2008. If your voting instructions are not received by April 17, 2008, shares as to which you are entitled to direct voting will be voted by the plan trustee in accordance with instructions from the plans' investment committee.

     Your interest in a plan which is invested in the Company stock fund is measured in terms of share equivalents. The share equivalents closely approximate the number of shares to which you are entitled to direct the voting.

     If you plan to attend the Annual Meeting, please mark the appropriate box on this voting instruction form. Present this ticket to the Anheuser-Busch representative at the entrance to the meeting. Keep in mind that you will not be able to vote any plan shares at the meeting; only the plan trustee can vote these shares as described below.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting on April 23, 2008: The Proxy Statement and Annual Report are available at www.proxyvote.com.

Each stockholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

▼FOLD AND DETACH HERE ▼

VOTING INSTRUCTION CARD

Anheuser-Busch Companies, Inc.

These Confidential Voting Instructions are Solicited on Behalf of
The Board of Directors for the Annual Meeting of Stockholders

     The undersigned hereby directs the Trustee of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans to authorize the proxies (a) to vote as indicated on the reverse side of this form and (b) to vote, in their discretion, upon such other business as may properly come before the meeting hereafter described, in each case with respect to all of the shares of stock for which the undersigned is entitled to direct the voting under these plans. Such votes are to be cast at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 23, 2008, at 10:00 A.M. local time and at any adjournments thereof.

     WHEN PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER INDICATED BY THE PLAN PARTICIPANT, AND IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH INSTRUCTIONS FROM THE PLANS' INVESTMENT COMMITTEE.

March 10, 2008

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held on Wednesday, April 23, 2008 in Orlando, Florida. Your proxy card and voting instructions are included with this letter. Previously you elected to view proxy materials over the Internet; therefore, we did not include the proxy statement and annual report in the package. Please access our web site at www.anheuser-busch.com (click on “Investors”) to read these important documents. If you have changed your mind and prefer to receive a copy of the proxy statement or annual report, you may call BNY Mellon Shareowner Services (toll-free) at 1-888-213-0964 and one will be mailed to you.

After you have read the proxy statement, refer to the enclosed instructions for voting by telephone, Internet, or mail.

Thank you for voting and thank you for your investment in Anheuser-Busch.

Sincerely,

JoBeth G. Brown
Vice President and Secretary

Enclosures

April 10, 2008

Dear Stockholder(s):

The time is approaching for the Annual Meeting of the Stockholders of Anheuser-Busch Companies, Inc. on April 23, 2008, and our vote tabulator has not received your Proxy.

It is important that your shares be represented at the meeting. PLEASE VOTE IN ONE OF THE THREE WAYS AS DESCRIBED ON THE ATTACHED DUPLICATE PROXY AS SOON AS POSSIBLE.

Sincerely,

JoBeth G. Brown
Vice President and Secretary

ANHEUSER-BUSCH COMPANIES, INC.
C/O BNY MELLON SHAREOWNER SERVICES
ONE MEMORIAL DRIVE, SUITE 900
ST. LOUIS, MO 63102
YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2008, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2008, the day before the meeting date. Have your proxy card in hand when you access the web site.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANHBC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote "FOR" all Director Nominees listed below.
1.	ELECTION OF DIRECTORS
	Nominees:
	01)	August A. Busch III	06)	Henry Hugh Shelton
	02)	August A. Busch IV	07)	Patrick T. Stokes
	03)	Carlos Fernandez G.	08)	Andrew C. Taylor
	04)	James R. Jones	09)	Douglas A. Warner III
	05)	Joyce M. Roché

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

The Board of Directors recommends a vote "FOR" Items 2 and 3.		For	Against	Abstain

2.	APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS.	☐	☐	☐

3.	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" Items 4, 5, and 6.		For	Against	Abstain

4.	STOCKHOLDER PROPOSAL CONCERNING A REPORT ON CHARITABLE CONTRIBUTIONS.	☐	☐	☐

5.	STOCKHOLDER PROPOSAL CONCERNING SPECIAL SHAREHOLDER MEETINGS.	☐	☐	☐

6.	STOCKHOLDER PROPOSAL CONCERNING EXECUTIVE COMPENSATION.	☐	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

(Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE ADMIT STOCKHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 23, 2008, 10:00 A.M. (local time) at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida

Each stockholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting on April 23, 2008: The Proxy Statement and Annual Report are available at www.proxyvote.com.

▼ FOLD AND DETACH HERE ▼

PROXY

Anheuser-Busch Companies, Inc.

This Proxy Solicited on Behalf of The Board of Directors
for the Annual Meeting of Stockholders

     The person(s) signing this proxy form hereby appoint(s) August A. Busch IV, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 23, 2008 at 10:00 A.M. local time and at any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES IN ITEM 1, FOR ITEMS 2 and 3, AND AGAINST ITEMS 4, 5, AND 6. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Be sure to sign and date the reverse side of this form)